UNITED STATES

SECURITIES AND EXHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

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M.D.C. Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 25, 2020

Dear Fellow Shareholders,

On behalf of the Board of Directors we would like to express our appreciation for your continued investment in the Company.

In 2019 the Company continued to build on more than four decades of operations during which it has become one of the leading homebuilding companies in the nation. We have grown from a net worth of $50,000 in 1972 to almost $1.8 billion at the 2019 fiscal year end, providing quality homes to over 205,000 families – all while persevering through housing cycles over the years. The Company continues to maintain its risk-adjusted strategy, has experienced a very successful year delivering 6,974 homes and is positioned for future growth. Highlights of the Company’s financial and operational performance include:

Five-Year Total Shareholder Return of 113%

DEDICATED TO SHAREHOLDER RETURNS

●     Total shareholder return for 2019 exceeded 50% as we celebrated the 35th anniversary of our listing on the New York Stock Exchange;

●     Continuous and uninterrupted cash dividend since 1994 (unequalled by any member of the peer group);

●     Declared an 8% stock dividend in January 2019;

●     Increased cash dividend by 10% in January 2020.

NOTEWORTHY OPERATING RESULTS

●     Home sale revenues of $3.21 billion, which was $223 million higher than 2018 (7% increase);

o    Home closings from our more affordable product offerings increased from 44% in 2018 to 57% in 2019 (30% increase);

●    Pretax income of $305.0 million was $41 million higher than 2018 (16% increase);

●    Both home sale revenues and pretax income reached the highest levels since 2006.

POSITIONED FOR CONTINUED GROWTH

●    Active subdivision count grew by 11% year-over-year to 185;

●    Approval of 147 land transactions covering more than 12,000 lots (almost 65% are approved for our more affordable product offerings).

●    Backlog value of homes sold but not closed at the end of 2019 grew to $1.75 billion, which was $319 million higher than at the end of 2018 (22% increase).

STEADFAST FOCUS ON BALANCE SHEET STRENGTH

●	Issued $300 million of 10-year senior notes in January 2020;
o	3.85% interest rate was the lowest for senior notes in Company history;
●	Maintained a financial profile rated among the highest in the industry with a balanced land position and low unsold home inventories;
o	Continue to maintain high liquidity ($1.51 billion) and low leverage;
o	Average senior note maturity of nearly 15 years, far exceeding closest peer and industry average (following January 2020 issuance and February 2020 maturity);
o	Rating outlook raised to “Positive” by Standard & Poor’s in June 2019.

ONGOING COMMITMENT TO SOUND GOVERNANCE AND SUSTAINABLE BUSINESS PRACTICES

As we enter 2020, we maintain our longstanding focus on balancing environmental and social concerns with business needs. As industry leaders, we recognize that striking this balance is not only a matter of conscience but is a true key to ongoing success. Growing and maintaining a sustainable business goes hand in hand with fostering an environment where that business can flourish.

Richmond American is dedicated to developments that are sensitive to maintaining the integrity of our environment by designing neighborhoods that include generous open spaces, greenbelts and newly planted trees and foliage. Our stormwater management practices are among the best in the industry, reducing runoff and preserving water quality. Energy efficiency is also top of mind, as we seek innovative ways to reduce our carbon footprint in light of the pressing need to address climate risk and its greater impact on society. We have designated a third-party energy rater to evaluate every completed home to measure and work toward greater energy efficiency.

On the philanthropic side, the MDC/Richmond American Homes Foundation was created more than twenty years ago to enrich our community impact. Nonprofit endeavors our Foundation supports are wide-ranging in scope, selected to promote diversity, education, mental health and so much more.

As our Company embarks on a new decade, we seek to leverage the core principles and practices that we attribute to our past success, while welcoming new perspectives that will allow our organization to evolve with a changing economic landscape. Increasingly diverse senior leadership with an average of fourteen years of experience at the Company, a commitment to hiring from within whenever possible, and an internal culture that promotes work-life balance are all core tenants of our operational philosophy.

We are confident that our shareholders are aligned with our vision for long-term growth, success and contribution to a greater community. On behalf of the full Board of Directors, we strongly encourage you to vote your shares – your vote and support are valuable elements in our passion to succeed.

Sincerely, Larry A. Mizel Chairman of the Board of Directors and Chief Executive Officer M.D.C. Holdings, Inc.

4350 SOUTH MONACO STREET, SUITE 500 • DENVER, COLORADO 80237

M.D.C. HOLDINGS, INC.

4350 South Monaco Street, Suite 500

Denver, Colorado 80237

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

The 2020 Annual Meeting of Shareholders (the "Meeting") of M.D.C. Holdings, Inc. (the "Company") will be held at 4350 South Monaco Street, 6th Floor, Assembly Room, Denver, Colorado, on Monday, April 20, 2020, at 10:00 a.m., Mountain Time. Only shareholders of record at the close of business on February 20, 2020, the record date, will be entitled to vote. At the Meeting, we plan to consider and act upon the following matters:

1.	The election of David D. Mandarich, Paris G. Reece III and David Siegel as Class II Directors for three-year terms expiring in 2023;
2.	A non-binding advisory vote to approve the compensation of our named executive officers disclosed in this proxy statement (Say on Pay);
3.	Approval of amendment and restatement of the M.D.C. Holdings, Inc. 2020 Equity Plan for Non-Employee Directors; and
4.	Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2020 fiscal year.

And such other business as properly may come before the Meeting and any postponements or adjournments thereof.

Our Board of Directors recommends that you vote FOR all Proposals.

Management and the Board of Directors desire to have maximum representation at the Meeting and request that you vote promptly, even if you plan to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Joseph H. Fretz

Secretary

Denver, Colorado

February 25, 2020

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to Be Held on April 20, 2020:

The Proxy Statement and the Annual Report on Form 10-K are available at:

www.rdgir.com/mdc-holdings-inc

Important Voting Information

Under New York Stock Exchange rules, unless you provide specific instructions, your broker is not permitted to vote on your behalf on the election of Directors or on proposals other than ratification of the selection of the Company’s auditors. It is important that you provide specific instructions by completing and returning the broker’s Voting Instruction Form or following the instructions provided to you to vote your shares by telephone or the Internet.

i

M.D.C. HOLDINGS, INC.

4350 South Monaco Street, Suite 500

Denver, Colorado 80237

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

April 20, 2020

GENERAL INFORMATION

Why am I receiving these materials?

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of M.D.C. Holdings, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at our principal executive offices, 4350 South Monaco Street, 6th Floor, Assembly Room, Denver, Colorado 80237, on Monday, April 20, 2020, at 10:00 a.m., Mountain Time, and any postponements or adjournments thereof. The record date for determining shareholders entitled to vote at the Meeting is February 20, 2020 (the “Record Date”). The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Our shareholders are invited to attend the Meeting and are encouraged to vote on the matters described in this Proxy Statement.

What proxy materials are being delivered?

We are utilizing the rules of the Securities and Exchange Commission ("SEC") that allow us to deliver proxy materials to our shareholders on the Internet. Under these rules, we are sending many of our shareholders a Notice of Internet Availability of Proxy Materials (the "Notice") instead of a full set of proxy materials. If you receive the Notice, you will not receive printed copies of the proxy materials unless you specifically request them. Instead, the Notice tells you how to access and review on the Internet all of the important information contained in the proxy materials. The Notice also tells you how to vote your proxy card on the Internet and how to request a printed copy of our proxy materials. We expect to mail, or provide the Notice and electronic delivery of, this Proxy Statement, the proxy card and the Notice of Annual Meeting (the "Proxy Materials") on or about February 28, 2020.

The Company's 2019 Annual Report on Form 10-K, which includes the Company's 2019 audited financial statements, will accompany these Proxy Materials. Except to the extent expressly referenced in this Proxy Statement, the Annual Report is not incorporated into this Proxy Statement.

Who is paying for this proxy solicitation?

The Company will pay the cost of solicitation. The Company also will reimburse bankers, brokers and others holding shares in their names or in the names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending the Proxy Materials to the beneficial owners of such shares. In addition to the original solicitation of proxies, solicitations may be made in person, by telephone or by other means of communication by Directors, officers and employees of the Company, who will not be paid any additional compensation for these activities.

We have retained the services of Alliance Advisors, LLC to solicit proxies. We will pay all reasonable costs associated with such firm, which we anticipate will cost approximately $10,000 plus costs and expenses.

Who is entitled to vote at or attend the Annual Meeting?

Holders of shares of the Company's common stock, $.01 par value, at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. All shareholders of record and beneficial owners wishing to attend the Meeting must bring with them a government issued picture identification of themselves and check in at the registration desk at the Meeting. Beneficial owners must also bring proof of ownership as described below. Attendees must comply with the rules of conduct available at the registration desk. A list of shareholders of record entitled to vote at the Meeting will be available for examination by any shareholder at the Meeting and for ten days prior to the Meeting at our principal executive offices.

Shareholders will have sufficient time immediately following the Meeting to ask questions of and have a dialogue with the Company’s Chairman and Chief Executive Officer, President and Chief Operating Officer, Chief Financial Officer and each of the members of the Board of Directors in attendance.

Shareholders of Record. If, on the Record Date, your shares were registered directly in your name with the Company's transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Meeting or vote by proxy.

Beneficial Owners. If, on the Record Date, your shares were not held in your name, but rather were held in an account at a brokerage firm, bank or other nominee (commonly referred to as being held in "street name"), or through our 401(k) savings plan, you are the beneficial owner of those shares. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker or other nominee regarding how to vote the shares held in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Meeting unless you obtain a valid legal proxy from your broker or other nominee and bring the legal proxy to the Meeting. (Legal proxies are not available for shares held through our 401(k) savings plan; you must vote those shares as provided below.) If you want to attend the Meeting, but not vote at the Meeting, you must provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date.

How do I vote my shares?

By Telephone or the Internet. Shareholders can vote their shares via telephone or the Internet as instructed in the Notice of Internet Availability of Proxy Materials. The telephone and Internet procedures are designed to authenticate a shareholder's identity, allow shareholders to vote their shares and confirm that their instructions have been properly recorded. The telephone and Internet voting facilities will close at 11:59 p.m., Eastern Time, on April 19, 2020. (Participants in our 401(k) savings plan have an earlier deadline – see below.)

By Mail. Shareholders who receive a paper proxy card may vote by mail and should complete, sign and date their proxy card and mail it in the pre-addressed envelope that accompanied the delivery of the paper proxy card. Proxy cards submitted by mail must be received by the time of the Meeting in order for your shares to be voted. Beneficial shareholders (shares held in street name) may vote by mail by requesting a paper proxy card according to the instructions received from their broker or other agent, and then completing, signing and dating the voting instruction card provided by the broker or other agent and mailing it in the pre-addressed envelope provided.

401(k) Savings Plan. If your shares are held through our 401(k) savings plan, you will receive the Notice of Internet Availability of Proxy Materials, or copies of the Proxy Materials, and you are entitled to instruct the plan trustee how to vote the shares allocated to your account following the instructions described above. You must provide your instructions no later than 11:59 p.m., Eastern Time, on April 15, 2020.

At the Meeting.   Shares held in your name as the shareholder of record may be voted by you in person at the Meeting. Shares held beneficially in street name may be voted by you in person at the Meeting only if you obtain a legal proxy from the broker or other agent that holds your shares, giving you the right to vote the shares, and you bring the legal proxy to the Meeting.

What if I receive more than one Notice of Internet Availability of Proxy Materials?

If you receive more than one Notice, you hold shares in more than one name or shares in different accounts. To ensure that all of your shares are voted, you will need to vote separately by telephone or the Internet using the specific control number contained in each Notice that you receive.

Can I change my vote or revoke my proxy?

You can change your vote or revoke your proxy before the Meeting. You can do this by casting a later proxy through any of the available methods described above. If you are a shareholder of record, you can also revoke your proxy by delivering written notice of revocation to the Secretary of the Company, by presenting to the Company a later-dated proxy card executed by the person executing the prior proxy card or by attending the Meeting and voting in person. If you are a beneficial owner, you can revoke your proxy by following the instructions sent to you by your broker, bank or other agent.

How are votes counted?

Shares of common stock represented by properly executed proxy cards, or voted by proxy, by telephone or the Internet, and received in time for the Meeting will be voted in accordance with the instructions specified in the proxies. Unless contrary instructions are indicated in a proxy, the shares of common stock represented by such proxy will be voted FOR the election as Directors of the nominees named in this Proxy Statement and FOR all of the other proposals. If you grant a proxy (other than for shares held in our 401(k) savings plan), either of the officers named as proxy holders, Michael Touff and Joseph H. Fretz, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the Meeting or at any adjournment or postponement that may take place. If, for any unforeseen reason, any of our nominees is not available as a candidate for Director, the persons named as the proxy holder may vote your proxy for another candidate or other candidates nominated by our Board.

The trustee of the 401(k) savings plan will vote the number of shares of common stock allocated to each participant’s accounts as directed by the participant if the direction is received in time to be processed. The trustee will vote any shares with respect to which it does not receive timely directions so that the proportion of the shares voted in any particular manner on any matter is the same as the proportion of the shares with respect to which the trustee has received timely directions, unless contrary to ERISA.

The inspector of elections designated by the Company will use procedures consistent with Delaware law concerning the voting of shares, the determination of the presence of a quorum and the determination of the outcome of each matter submitted for a vote.

What are the voting entitlements and requirements?

Each share of common stock issued and outstanding on the Record Date, other than shares held by the Company or a subsidiary, is entitled to one vote on each matter presented at the Meeting.  As of the Record Date, approximately 63,052,543 shares of common stock were issued, outstanding and entitled to vote.

The Company's By-Laws provide that the holders of one-third of the shares of common stock issued and outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum for transacting business at the Meeting. Shareholders who are present in person or represented by proxy, whether they vote for, against or abstain from voting on any matter, will be counted for purposes of determining whether a quorum exists. Broker non-votes, described below, also will be counted as present for purposes of determining whether a quorum exists.

The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote at the Meeting will be required for the election of a nominee to the Board of Directors (which means that the three nominees who receive the most votes will be elected).

The affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Meeting is necessary to (1) approve, on an advisory basis, the executive compensation practices disclosed in this proxy statement; (2) approve the 2020 Equity Plan for Non-Employee Directors; and (3) ratify the appointment of the Company’s auditor. Because your vote on executive compensation is advisory, it will not be binding upon the Company.

Rules of the New York Stock Exchange (“NYSE”) determine whether NYSE member organizations ("brokers") holding shares for an owner in street name may vote on a proposal without specific voting instructions from the owner. For certain types of proposals, the NYSE has ruled that the “broker may vote” without specific instructions and on other types of proposals the “broker may not vote” without specific client instructions. A "broker non-vote" occurs when a proxy is received from a broker and the broker has not voted with respect to a particular proposal. The proposal to ratify the selection of the auditor is a “broker may vote” matter under the rules of the NYSE. As a result, brokers holding shares for an owner in street name may vote on the proposal even if no voting instructions are provided by the beneficial owner. The other proposals are “broker may not vote” matters. As a result, brokers holding shares for an owner in street name may vote on these proposals only if voting instructions are provided by the beneficial owner.

The following table reflects the vote required for the proposals and the effect of broker non-votes, withhold votes and abstentions on the vote, assuming a quorum is present at the Meeting:

Effect of Broker Non-Votes,
Proposal	Vote Required	Withhold Votes and Abstentions
1. Election of Directors	The three nominees who receive the most votes will be elected.	Broker non-votes and withhold votes have no effect.
2. Advisory vote to approve executive compensation (Say on Pay)	Affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the Meeting.	Broker non-votes have no effect; abstentions have the same effect as a vote against the proposal.
3. Approval of the 2020 Equity Plan for Non-Employee Directors	Affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the Meeting.	Broker non-votes have no effect; abstentions have the same effect as a vote against the proposal.
4. Selection of Auditor	Affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the Meeting.	Broker non-votes have no effect; abstentions have the same effect as a vote against the proposal.

Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting. If any other proposals are properly presented to the shareholders at the Meeting, the number of votes required for approval will depend on the nature of the proposal. Generally, under Delaware law and our By-Laws, the number of votes required to approve a proposal is the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Meeting. The proxy card gives discretionary authority to the proxy holders to vote on any matter not included in this Proxy Statement that is properly presented to the shareholders at the Meeting and any adjournments or postponements thereof. The persons named as proxies on the proxy card are Michael Touff, the Company's Senior Vice President and General Counsel, and Joseph H. Fretz, the Company’s Secretary and Corporate Counsel.

DELIVERY OF PROXY MATERIALS TO SHAREHOLDERS WITH SHARED ADDRESSES

The broker, bank or other nominee of any shareholder who is a beneficial owner, but not the record holder, of the Company's common stock may deliver only one copy of the proxy related materials to multiple shareholders sharing an address (a practice called "householding"), unless the broker, bank or nominee has received contrary instructions from one or more of the shareholders.

In addition, with respect to shareholders of record, in some cases, only one copy of the proxy related materials may be delivered to multiple shareholders sharing an address, unless the Company has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Company will deliver free of charge a separate copy of each of the proxy related materials, as applicable, to a shareholder at a shared address to which a single copy was delivered. You can notify your broker, bank or other nominee (if you are not the record holder) or the Company (if you are the record holder) that you wish to receive a separate copy of such materials in the future, or alternatively, that you wish to receive a single copy of the materials instead of multiple copies. The Company's contact information for these purposes is: M.D.C. Holdings, Inc., telephone number: (303) 773-1100, Attn: Corporate Secretary, 4350 South Monaco Street, Suite 500, Denver, CO 80237.

ANNUAL REPORT ON FORM 10-K

The Company will provide without charge to each person solicited by this Proxy Statement, upon the request of that person, a copy of our Annual Report on Form 10-K (without exhibits) for our most recent fiscal year. Please direct that request in writing to Investor Relations, M.D.C. Holdings, Inc., 4350 S. Monaco Street, Denver, Colorado 80237.

PROPOSAL ONE	ELECTION OF DIRECTORS

The Company's Certificate of Incorporation provides for three classes of directors (“Directors”) with staggered terms of office, to be divided as equally as possible. Directors of each class serve for terms of three years until election and qualification of their successors or until their resignation, death, disqualification or removal from office.

Our Board has ten members, consisting of four Class I Directors whose terms expire in 2022, three Class II Directors whose terms expire in 2020 and three Class III Directors whose terms expire in 2021. At the Meeting, three Class II Directors are to be elected to three-year terms expiring in 2023. The nominees for the Class II Directors are David D. Mandarich, Paris G. Reece III and David Siegel. All of the nominees presently serve on the Board of Directors of the Company. Based on the recommendation of the Corporate Governance/Nominating Committee, the Board approved the nomination of Messrs. Mandarich, Reece and Siegel for election as Class II Directors at the 2020 Annual Meeting.

Certain information, as of February 20, 2020, the Record Date, with respect to Messrs. Mandarich, Reece and Siegel, the nominees for election, and the continuing Directors of the Company, furnished in part by each such person, appears below:

Name	Age	Independent	Positions and Offices with the Company and Other Principal Occupations	Committee Memberships
NOMINEES:				Audit	Compensation	Corporate Governance / Nominating	Legal
Class II: Terms Expire in 2020
David D. Mandarich	72		President and Chief Operating Officer of the Company
Paris G. Reece III	65	✓	Private Investor and Community Philanthropy	C
David Siegel	63	✓	Private Investor and Former Partner, Irell & Manella LLP (retired)			C	M

CONTINUING DIRECTORS:

Class III: Terms Expire in 2021
Raymond T. Baker	69	✓	President of Gold Crown Management Company and Co-Director of the Gold Crown Foundation		C
David E. Blackford	70	✓	President, Chief Executive Officer and Chairman of the Board of California Bank & Trust			M	M
Courtney L. Mizel	46		Attorney, Principal, Mizel Consulting and Community Philanthropy				M

Class I: Terms Expire in 2022
Michael A. Berman	69	✓	Chairman, Applied Capital Management	M
Herbert T. Buchwald	88	✓	Principal in the law firm of Herbert T. Buchwald, P.A. and President and Chairman of the Board of Directors of BPR Management Corporation	M	M	M	C
Larry A. Mizel	77		Chairman of the Board of Directors and Chief Executive Officer of the Company
Leslie B. Fox	61	✓	Real estate consultant and Community Philanthropy	M

C = Chair; M = Member

NON-MANAGEMENT DIRECTOR	JOINED BOARD	TENURE[1]
Raymond T. Baker	2012	7.9 years
Michael A. Berman	2006	13.7 years
David E. Blackford	2001	18.8 years
Herbert T. Buchwald	1994	25.9 years
Leslie B. Fox	2018	1.5 years
Courtney L. Mizel	2017	2.6 years
Paris G. Reece III	2013	6.6 years
David Siegel	2009	10.5 years

1 As of December 31, 2019

Our Board is committed to active refreshment, and balancing fresh perspectives with continuity and institutional knowledge

Average tenure of non- management directors: 10.9 years

The following is a brief description of the business experience during at least the past five years of each nominee for the Board of Directors of the Company and each of the continuing members of the Board. Their experience, qualifications, attributes or skills, set forth below, have led to the conclusion that each person should serve as a Director, in light of the Company’s business and structure.

None of the business organizations identified below (excluding HomeAmerican Mortgage Corporation) are affiliates of the Company. Other than for Ms. Fox, who was elected to the board of directors of Front Yard Residential Corporation, a Maryland corporation (NYSE: RESI), on May 23, 2019, none of the continuing Directors or Director nominees holds, or has held during the past five years, any directorship in any company with a class of securities registered pursuant to Section 12 of the Exchange Act, subject to the requirements of Section 15(d) of the Exchange Act or registered as an investment company under the Investment Company Act of 1940.

Class II Directors: Terms Expire in 2020

David D. Mandarich Director Since: 1994

David D. Mandarich has been associated with the Company since 1977. He was a Director from September 1980 until April 1989, and has been a Director continuously since March 1994. He was elected President and Chief Operating Officer of the Company in June 1999, a position he currently holds. A skilled and experienced leader in the homebuilding industry, Mr. Mandarich provides the Board with the benefit of his judgment and his knowledge and understanding of the Company's homebuilding business and operations.

Paris G. Reece III Director Since: 2013 Committee Memberships: ● Audit Committee Chairman

Paris G. Reece III was formerly the Company’s Chief Financial Officer and Principal Accounting Officer, and retired on August 1, 2008. Since his retirement, Mr. Reece has performed consulting work and served in a volunteer position as the President of the Cancer League of Colorado, a leading non-profit organization that was established almost fifty years ago to raise money for cancer research and patient care. He joined the Company's Board of Directors in May 2013. As a Certified Public Accountant (Texas, non-practicing), a former Chief Financial Officer and a highly respected person within the homebuilding industry, Mr. Reece is uniquely qualified to provide the Company with strong oversight of accounting and financial matters, as well as the operation of the Company's homebuilding and financial services businesses.

David Siegel Director Since: 2009 Committee Memberships: ● Corporate Governance/Nominating Committee Chairman ● Legal Committee

David Siegel was a partner in the law firm of Irell & Manella LLP for more than twenty-five years, where he led that firm's securities litigation practice and was the firm's Managing Partner.  He retired from the active practice of law in 2019. Mr. Siegel's law practice, for which he was nationally recognized, was concentrated on securities class actions, corporate governance, risk management, SEC reporting standards and regulatory compliance.  Mr. Siegel has chaired and is a frequent speaker at various seminars on securities litigation, class actions, and trial techniques.  He has been named by his peers as one of the "Best Lawyers in Commercial Litigation" in The Best Lawyers in America guide. Mr. Siegel has been a member of the Company's Board of Directors since June 2009. Mr. Siegel's knowledge and experience in corporate governance and litigation matters provide the Company with significant guidance and oversight.

Class III Directors: Terms Expire in 2021

Raymond T. Baker Director Since: 2012 Committee Memberships: ● Compensation Committee Chairman

Raymond T. Baker has served as President of Gold Crown Management Company, a real estate asset management company, from 1978 to present. He is the founder and has served as Co-Director of the Gold Crown Foundation since 1986. He also is a member of the Board of Directors of Alpine Banks of Colorado and Land Title Guarantee Company. Mr. Baker is currently serving as Chairman of the Board of the Denver Metropolitan Major League Baseball Stadium District and Chairman of the Board of the Metropolitan Football Stadium District (Denver). From February 2004 until May 2007, he served as a director of Central Parking Corporation. He has over thirty-five years of experience in the real estate and banking industries. Mr. Baker became a member of the Company's Board of Directors in January 2012.  His experience and knowledge of the real estate and banking industries directly complement and support the Company’s real estate activities and the financing of those activities.

David E. Blackford Director Since: 2001 Committee Memberships: ● Corporate Governance/Nominating Committee ● Legal Committee

David E. Blackford has over thirty-five years’ experience in the banking industry. He is employed by California Bank & Trust (CB&T), a leading California banking institution and a division of Zions Bancorporation, National Association. Between 1998 and 2001, he was CB&T’s managing director, serving on the board of directors and the Senior Loan Committee for Real Estate Finance. In May 2001 he was appointed chairman, president and chief executive officer of CB&T, positions he currently holds. He also is an executive vice president of Zions Bancorporation, National Association. Prior to 1998, he served as an executive officer in several financial institutions, including Bank One and Valley National Bank. He joined the Company's Board of Directors in April 2001. His experience and knowledge of historic and current institutional real estate lending practices, the regulatory process and the volatility of the credit markets provide a unique perspective to the Board.

Courtney L. Mizel Director Since: 2017 Committee Memberships: ● Legal Committee

Courtney L. Mizel is a Principal at Mizel Consulting where she has worked for over twenty years. In this role, Ms. Mizel consults with companies in various industries on matters relating to their business management and strategy, including operations, business development, marketing, as well as legal matters. She is also a Founding Director of The Counterterrorism Education Learning Lab, an organization dedicated to preventing terrorism through education, empowerment, and engagement. She is active in a number of other non-profit organizations, including serving on the Boards of Directors of Zimmer Children’s Museum, Sharsheret National, and JQ International. Ms. Mizel received her Bachelor of Science in Economics with honors from The Wharton School of the University of Pennsylvania and her Juris Doctor from the University of Southern California Gould School of Law. Ms. Mizel became a member of the Company’s Board of Directors in June 2017. She is the daughter of the Company’s Chairman of the Board and Chief Executive Officer, Larry A. Mizel. Ms. Mizel’s professional and business achievements, intellect and diverse experiences contribute to the business, governance and legal perspectives of the Board.

Class I Directors: Terms Expire in 2022

Larry A. Mizel Chairman & CEO Director Since: 1972

Larry A. Mizel founded the Company in 1972 and has served as a Director and Chairman of the Board since its inception. He was appointed Chief Executive Officer of the Company in 1988, a position he currently holds. Mr. Mizel has provided the Company with leadership and judgment, serving as the Chief Executive Officer and Chairman of the Board of Directors, while advancing the long-term interests of the Company's shareholders. One of the most experienced leaders in the homebuilding industry, his knowledge and foresight provide the Board with invaluable guidance.

Herbert T. Buchwald Lead Director Director Since: 1994 Committee Memberships: ● Legal Committee Chairman ● Audit Committee ● Compensation Committee ● Corporate Governance/Nominating Committee

Herbert T. Buchwald is a principal in the law firm of Herbert T. Buchwald, P.A. and president and chairman of the board of directors of BPR Management Corporation, a property management company located in Denver, Colorado, positions he has held for more than the past five years. Mr. Buchwald has been engaged in the acquisition, development and management of residential and commercial real estate in Florida, New Jersey and Colorado, through both publicly and privately held ventures for more than forty years. As an attorney, he has been admitted to practice before federal and state trial and appellate courts in Florida and Colorado. In addition, he holds an accounting degree and formerly was a practicing Certified Public Accountant. He has been a member of the Company's Board of Directors since March 1994. The combination of his knowledge, experience and skills provide the Company with strong oversight of accounting, financial, regulatory and legal matters, as well as the operation of the Company's real estate businesses.

Michael A. Berman Director Since: 2006 Committee Memberships: ● Audit Committee

Michael A. Berman has over thirty-five years of experience in the financial services industry. He is a member of Applied Capital Management, a private investment management firm located in Scottsdale, Arizona, and has served as its chairman from 2002 to date. From 2005 to 2006, he also served as the chief executive officer of First Ascent Capital, a financial services firm located in New York. From July 2006 until December 2008, he served as president and Chief Executive Officer of Real Estate Equity Exchange, Inc. (Rex & Co.), a financial services firm located in San Francisco, California. From January 1990 to March 1999, Mr. Berman was employed by The Nomura Securities Co., Ltd. (Tokyo) group of companies, where he held several senior executive positions, including that of President and CEO of Nomura Holding America Inc. and Chairman of Capital America, Nomura's commercial real estate lending subsidiary. In April 2006, Mr. Berman became a Director of the Company. Since 2006, he has been a director of HomeAmerican Mortgage Corporation, the Company’s mortgage lending subsidiary. Mr. Berman’s experience as a senior executive in corporate finance, in general, and the residential mortgage market, in particular, provide the Company with a valuable resource.

Leslie B. Fox Director Since: 2018 Committee Memberships: ● Audit Committee

Leslie B. Fox has served in an executive capacity at multiple companies in the real estate industry. She was the Chief Operating Officer of Invitation Homes LP, the largest owner/operator of single family housing rentals in the United States, from March 2014 to March 2016. Before that, Ms. Fox served as the Chief Operating Officer of American Residential Communities LLC, one of the largest operators of manufactured housing communities in the United States, and as the President of the affordable housing division at Equity Residential and as an Executive Vice President of that company. Ms. Fox also has served as an independent consultant in the real estate sector. Starting in October 2019, she began working for Discover Land Company, assisting in the rebuilding of affordable housing in the Bahamas after Hurricane Dorian.  On May 23, 2019, Ms. Fox was elected to the board of directors of Front Yard Residential Corporation (RESI) and, currently, Ms. Fox is serving on the Endowment Board and the Finance Committee for Craig Hospital in Denver, Colorado. Ms. Fox holds a Juris Doctor/Master of Business Administration from the University of Denver. Ms. Fox became a member of the Company’s Board of Directors in June 2018. Ms. Fox’s experience as a senior executive in the real estate and housing industries, and her experience as an independent consultant in the real estate sector, provide the Company with a valuable resource and contribute to the business perspectives of the Board.

Unless otherwise specified, proxies will be voted FOR the election of Messrs. Mandarich, Reece and Siegel. Management and the Board of Directors are not aware of any reasons that would cause any of Messrs. Mandarich, Reece and Siegel to be unavailable to serve as Directors. If any of them become unavailable for election, discretionary authority may be exercised by the proxy holders named in the proxy to vote for a substitute candidate or candidates nominated by the Board of Directors.

The Board of Directors recommends a vote FOR the election of Messrs. Mandarich, Reece and Siegel as Directors.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors

The Board of Directors and the Audit Committee meet monthly. The other committees meet regularly, as required. Directors also consider Company matters and participate in numerous communications with the Chairman of the Board of Directors and other officials of the Company wholly apart from the formal Board meetings.

The following table shows the frequency of the Board and Board committee meetings over the last three years:

	2019	2018	2017
Board of Directors	12	12	12
Audit Committee	11	12	11
Compensation Committee	7	7	8
Corporate Governance/Nominating Committee	3	6	8
Legal Committee	9	9	8

In 2019 – while one Director attended over 87% of all such meetings, all of the Company's other Directors attended 100% of the monthly meetings of the Board of Directors and the meetings of the committees on which they served.

Directors are expected to attend the Company's annual meeting of shareholders. To facilitate their attendance, the annual meetings typically are scheduled the same day as a monthly Board meeting. In 2019, all of the Directors attended the Annual Meeting.

Board Composition.

The Company’s Board is composed of Directors who provide diverse experience and talent to our Company. Four of our ten Directors have Board tenure of eight years or less, with two of these Directors serving as chairs of key Board Committees. New Directors bring a fresh perspective to our Board’s deliberations. The remaining Directors continue to provide their knowledge, experience and understanding of the Company’s approach to balancing risk and reward inherent in the homebuilding industry, which is fundamental to achieving long-term shareholder value. The professional qualifications of the Directors include a diverse range of talents and experiences well suited to guiding the Company in our challenging industry.

Our Board is Uniquely Qualified to Oversee Company Strategy
✓ Real Estate ✓ Homebuilding ✓ Senior Leadership ✓ Risk Management ✓ Banking	✓ Finance ✓ Accounting ✓ Legal ✓ Regulatory ✓ Business Management

Director Independence.

Each of Ms. Fox and Messrs. Raymond T. Baker, Michael A. Berman, David E. Blackford, Herbert T. Buchwald, Paris G. Reece III and David Siegel are independent. NYSE listing standards require that the Board be comprised of a majority of independent directors. SEC rules and NYSE listing standards require that audit committees be comprised solely of independent directors. NYSE listing standards also require that corporate governance/nominating committees and compensation committees be comprised solely of independent directors.

Under the NYSE listing standards, no director qualifies as "independent" unless the Board of Directors affirmatively determines that the director has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. The NYSE listing standards also require that, in determining the independence of any director who will serve on the Company’s Compensation Committee, the Board of Directors consider all factors specifically relevant to determining whether the director has a relationship with the Company that is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including the source of compensation of such director and whether the director is affiliated with the Company (or a subsidiary or affiliate of a subsidiary).

The Board has adopted standards of independence to assist in determining whether a director of the Company is independent. The standards are available on the investor relations section of the Company's website, www.mdcholdings.com.

The Company's Board of Directors has determined the independence of Directors based on a review conducted by the Corporate Governance/Nominating Committee. This determination included consideration of the deposit and payroll accounts the Company maintained at two banking divisions of Zions Bancorporation, National Association (“Zions”), of which Mr. Blackford is an officer. The Board also considered the participation by Zions as the smallest lender in the Company’s revolving credit facility, in which there are several lenders. Mr. Blackford had no direct or indirect material interest in the foregoing transactions and the Board concluded that the amounts involved (less than 0.03% of Zion’s revenues) were not significant.

With respect to the determination of Mr. Reece’s independence, the Board considered that, until his retirement on August 1, 2008, he was the Executive Vice President and Chief Financial Officer of the Company. Mr. Reece is serving in a volunteer position as president of a non-profit organization (Cancer League of Colorado), which, in 2019, received a charitable contribution from the MDC/Richmond American Homes Foundation ($25,000) and charitable contributions from a number of Company officers and directors (totaling less than $50,000). The Board concluded that the amounts involved were not significant.

The Board determined that Ms. Leslie B. Fox and each of Messrs. Raymond T. Baker, Michael A. Berman, David E. Blackford, Herbert T. Buchwald, Paris G. Reece III and David Siegel have no material relationship with the Company, each is independent under the NYSE listing standards and each meets the foregoing standards of Director independence adopted by the Board, including for Audit and Compensation Committee membership. The Board determined that each of the foregoing Directors meets the independence standards for Audit Committee membership under the rules of the SEC and they each qualify as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. The Board also determined that Ms. Fox and each of Messrs. Baker, Berman, Blackford, Buchwald and Siegel, but not Mr. Reece, qualify as an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Board Leadership and Risk Oversight.

Larry A. Mizel serves as Chairman of the Board of Directors and the Chief Executive Officer of the Company. Mr. Mizel, who founded our Company, has served for 47 years and is the largest shareholder of the Company. He provides effective leadership and guidance in the development of the Company's risk profile, pursuit of its strategic goals and recognition of business opportunities that present themselves.

Herbert T. Buchwald serves as the Company's independent Lead Director. The independent Lead Director presides at the executive sessions of the independent Directors and his authority also includes approving the schedule of Board and Committee meetings and the agendas and topics to be considered at the Board and Committee meetings, coordinating the activities of the various Committees of the Board, advising the Chairman as to the quality, quantity and timeliness of the flow of information from management, and coordinating and developing the agenda for executive sessions of the Board's independent Directors. See “Lead Director” below.

The Board of Directors convenes on a monthly basis and is comprised of a majority of independent Directors. This independent majority and our regular governance practices, including periodic executive sessions of the independent Directors at which the Lead Director presides, provide an effective and independent oversight of management.

Our Board of Directors oversees the Company’s management and exposure to risk. The Board, itself and through its Committees, regularly discusses our material risk exposure, the potential impact on the Company and the efforts of management to manage the risks that are identified. In meetings with Company management, the head of the internal audit department and the external independent auditors, the Audit Committee reviews regulatory, information technology, financial and accounting risk exposure, the Company’s insurance coverage with respect to such risks, reserves and the Company’s internal controls. The Corporate Governance/Nominating Committee, with the guidance of corporate and outside counsel, considers the risks associated with corporate governance. The Compensation Committee considers risks associated with the elements contained in the Company’s compensation programs. The Legal Committee considers the risks that arise from material litigation, regulatory issues and other legal issues. Each of our Committees generally reports to the Board on a monthly basis.

For the foregoing reasons, the Company has determined that its leadership structure is appropriate.

Commitment to Sound Environmental and Social Practices

As a leader in the homebuilding industry, we have a responsibility to conduct our operations in a socially and environmentally acceptable manner.  Not only is this an obligation, but it is also sound business that drives long-term value creation.  In order to maintain our tradition of building attractive, affordable and desirable homes, we must be focused on preserving the integrity and quality of our local neighborhoods.  To illustrate that effort, select areas of environmental and social emphasis by the Company’s Board of Directors and management team are briefly summarized below. For 2020 and beyond, our Board has committed to further study and develop a set of additional initiatives to better assure the sustainability of our communities and the environment in which we operate.

Environment and Climate Change

We promote energy efficiency, water conservation, healthier indoor environments and waste reduction.  We are proud to be an industry leader in working to protect the quality of our environment through our efforts to reduce energy consumption, including our Home Energy Rating System (“HERS”) Rated homes - which received an average HERS Index of 61, nearly 70 percent more energy efficient than a typical resale home - as well as our offering in select markets of high-efficiency solar power systems to generate much of a home’s annual expected energy needs. We have and will continue  to use our nationwide purchasing power to offer low cost solar and other alternative energy options to our homebuyers. We continue to expand our use of high energy efficient appliances and low chemical carpeting and floor coverings.

Additionally MDC, like other homebuilders, also plays an important role in the conservation of protected animal and plant species, including those listed under the Endangered Species Act (ESA).  We performed biological impact and other ecological studies to determine the proximity of endangered species to our communities and take precautions to prevent or minimize adverse impacts to any species identified in such studies. We also are committed to preserving or replacing any wetlands that may be impacted by our construction activities, and to expand green space available to our homebuyers.

Sustainable Forestry

As a major purchaser of wood, MDC specifies wood products that are not only cost-effective for our homebuyers, but which primarily are from new and high-growth forests or harvested from specific tree farms used by the building industry. Our wood varieties typically are new softwoods and our firs, which most often come from inland areas of the western U.S., not the coastal areas that are populated by the endangered redwoods and other old growth species.

Health and Safety

MDC has an excellent safety record that underscores the Company’s commitment to worker safety.  Examples of our safety practices include:

●	MDC maintains a job site Safety Policy under which our superintendents guard against infractions on his or her job site. If an incident does occur, the superintendent is required to report it to the appropriate authorities in the Company.
●

In addition to job sites, our Company has a policy to provide for the safety and security of all employees, customers, visitors, and Company property. Acts or threats of violence, including intimidation, harassment, or coercion, which involve or affect the Company or which occur on Company property or during the course of the Company's business are not tolerated.

●

In order to perform tasks for the Company, subcontractors must supply us with evidence of their written safety program before becoming an approved vendor, and they must adhere to all health and safety policies of the Company, including but not limited to standards set by OSHA.

Community

The Company takes seriously its responsibility to strengthen the communities in which its homebuilding subsidiaries operate through a long history of community philanthropy. Since 2015 alone, the Company has donated $7,000,000 to the MDC/Richmond American Homes Foundation, a Delaware not-for-profit corporation. The Foundation has supported numerous charitable efforts in communities served by the Richmond American Homes companies, which support survivors of domestic violence, support arts and culture, promote quality healthcare, support youth, assist foster children, fight hunger, support public servants, help the homeless and others in need, and promote wellness.

Affordability

Affordable home ownership is an increasing challenge throughout the United States and in the areas in which we operate. Our Company is among the leaders in building more affordable homes. Indeed, providing more affordable homes is a major part of our business strategy. For example:

●	A majority of the lots we own or control are targeted for the construction of more affordable homes.

●	In 2019, 57% of the new homes we delivered were from one of our more affordable homes series. Since, 2017 we have increased the number of more affordable homes delivered by over 150%.

Board Oversight of Sustainability Initiatives

MDC’s Board of Directors brings industry leadership and experience in providing oversight of and guidance to sustainability initiatives at the Company. The Board works closely with management in establishing and communicating Company culture and values. MDC’s senior management regularly updates the Board on environmental, health and safety, and community involvement by the Company. The Board receives reports at least annually of shareholder engagements related to sustainability and considers investor feedback when providing oversight of management on topics related to sustainable business practices and corporate responsibility. While we are proud of the commitments made to date, we are committed to continuing to promote environmental and social sustainability for our customers and communities.

OTHER ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) HIGHLIGHTS
Work Environment

• Equal employment opportunity hiring practices and policies

• Anti-discrimination and anti-harassment policies that prohibit unlawful harassment directed at individuals in protected classes, prohibit sexual harassment, detail how to report harassment and prohibit retaliation against any employee for reporting unlawful harassment

• Competitive benefits package including medical coverage, paid time off and 401(k) match

Diversity and Inclusion

• Committed to fostering and promoting an inclusive work environment

• Diverse employee base comprising 23% non-white employees and 47% female employees

• Two directors are female, representing 25% of the non-management members of the Board; approximately 33% of our Corporate / National / Regional leadership (excluding Named Executive Officers) are female

Information Technology and Data Security

• Maintaining management oversight and technology processes to protect personal data

• CFO Key Performance Indicators (“KPIs” – basis for annual bonus) for 2019 included oversight of the information technology department

• Formal information technology / data security reporting to the Audit Committee and Board on a regular basis

Business Conduct and Ethics Code

• A corporate culture that promotes high standards of ethics and compliance for our business; many of our directors have an extensive background and experience in risk management

• Corporate Code of Conduct sets forth principles to guide employee and director conduct, with training required for all employees and directors annually

Anti-Bribery and Corruption Policies

• Policies on political contributions and other restricted payments require compliance with all applicable political contribution and anticorruption laws

• Formal procedure in place for confidential reporting of any suspected violations of law

Lead Director.

By vote of the independent directors, Herbert T. Buchwald, an independent member of the Board, was elected Lead Director. In his capacity as our Lead Director, Mr. Buchwald has the following responsibilities:

✓	Presides at Board meetings if the Chairman and the Chief Operating Officer are not present;
✓	Approves the schedule of Board and committee meetings and the agendas and topics to be considered at Board and committee meetings;
✓	Approves information being sent to the Board;
✓	Coordinates activities of the various Board committees;
✓	Advises the Chairman as to the quality, quantity and timeliness of the flow of information necessary to permit the independent Directors to effectively and responsibly perform their duties;
✓	Coordinates the agenda for and presides at executive sessions of the independent Directors;
✓	Acts as a liaison between the independent Directors and the Chairman of the Board as needed;
✓	Is available for communication and engagement with major shareholders, and engaged with institutional shareholders in 2019 and 2020;
✓	Facilitates the process of conducting Committee and Board self-evaluations;
✓	Promotes effective practices to achieve a high standard of corporate governance; and
✓	Provides guidance to the committee chairmen and independent Directors in the performance of their duties.

A description of the role of the Lead Director is posted on the investor relations section of the Company's website, www.mdcholdings.com.

Board Committees and Related Matters

Audit Committee.

The Audit Committee of the Board of Directors, which has been established in accordance with Section 3(a)(58)(A) of the Exchange Act, consists of Messrs. Berman and Buchwald, Ms. Fox and Mr. Reece, who serves as Chairman. Each member of the Audit Committee is "independent" and "financially literate" in the judgment of the Board of Directors, as defined in the listing standards of the NYSE and the rules of the SEC. In addition, the Board of Directors has determined that Mr. Buchwald is an "audit committee financial expert" as defined by applicable SEC regulations. The Board believes that his experience and qualifications described above under "Election of Directors" qualify him to act as the Audit Committee's audit committee financial expert.

The Audit Committee met eleven times during 2019.  The organization, functions and responsibilities of the Audit Committee are described in the restated charter for the Audit Committee, which is posted on the investor relations section of the Company's website, www.mdcholdings.com.  The Audit Committee's functions include, among others:

✓	Assisting the Board in its oversight of the Company's compliance with legal and regulatory matters;
✓	Setting the “tone at the top” and emphasizing the importance of an environment that supports integrity in the financial reporting process;
✓	Oversight of the Company's external auditors, including processes for monitoring auditor independence;
✓	Review of the Company's financial statements, including non-GAAP measures and related company policies and disclosure controls;
✓	Review of the annual audit plan and results of the audit, including communicating with the external auditor on critical audit matters expected to be described in the auditor’s report;
✓	Review of any significant modification in accounting policies, including oversight of the implementation of new accounting standards;
✓	Oversight of the duties of the Company's internal audit department, including oversight and participation in the resolution of internal control issues where identified; and
✓	Review and discussion of policies with respect to risk assessment and risk management, including disaster recovery and cybersecurity risks.

Compensation Committee.

The Compensation Committee met seven times during 2019. The Compensation Committee consists of Messrs. Buchwald and Baker, who serves as Chairman. Each member of the committee is independent in the judgment of the Board of Directors, as defined in the listing standards of the NYSE, and has been determined by the Board to qualify as an “outside director” under Section 162(m) of the Code and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. The Compensation Committee approves executive compensation plans, reviews salaries, bonuses and other forms of compensation for officers and key employees of the Company, establishes salary levels, benefits and other forms of compensation for employees and addresses other compensation and personnel matters as the Board of Directors from time to time may request. The organization, functions and responsibilities of the Compensation Committee are described in the Compensation Committee's restated charter, which is posted on the investor relations section of the Company's website, www.mdcholdings.com.

For a discussion of the Company's compensation philosophy and a description of the Company's processes and procedures for the consideration and determination of executive and director compensation, see the "Compensation Discussion and Analysis" below.

Scope of Authority of Compensation Committee

The Compensation Committee has the authority to oversee all employee compensation levels, including benefits. Its goal is to have the Company develop compensation levels that will attract, retain, reward and motivate employees, that are competitive with those prevailing in the marketplace and are consistent with shareholder interests. The Compensation Committee also administers the Company's equity and other compensation plans, as they may be amended from time to time. The Compensation Committee may delegate the day-to-day administrative duties of these plans to Company officers, employees and agents.

The primary components of the Company's executive compensation have been: a base salary, annual performance-based bonuses and equity-based, long-term incentive awards. The Compensation Committee also has discretionary authority to award other forms of executive compensation.

The Compensation Committee reviews and establishes the base salaries for the executive officers annually. The base salaries of Mr. Mizel, the Chief Executive Officer, and Mr. Mandarich, President and Chief Operating Officer, were established in accordance with their employment agreements with the Company. The base salaries for Mr. Martin, Senior Vice President and Chief Financial Officer, and Mr. Touff, Senior Vice President and General Counsel, were established in the Compensation Committee's discretion.

Annual bonuses are awarded to the Mr. Mizel, the Chief Executive Officer, and Mr. Mandarich, the President and Chief Operating Officer, pursuant to the terms of the Company’s 2018 Performance-Based Plan, adopted by the Compensation Committee and the Board in December 2018. This Performance-Based Plan provides for a broad range of incentive criteria and the adoption of performance goals.

Annual bonuses for Mr. Martin, the Chief Financial Officer, and Mr. Touff, the General Counsel, may be awarded based on an assessment by the Chief Executive Officer and the Chief Operating Officer of each individual’s achievement of Key Performance Indicators (KPIs) established for his position.

The Compensation Committee also has discretionary authority to determine equity awards, including stock options, restricted stock and/or performance share units, granted to the executive officers and may exercise that authority based on its subjective assessment and determination of the individual's performance, contributions to the Company and role in achieving the Company's results and objectives.

Historically, the Company's Board of Directors, and not the Compensation Committee, has exercised the authority to consider and determine Director compensation, including retainer and meeting fees. The Non-Employee Directors have received equity compensation pursuant to the M.D.C. Holdings, Inc. 2011 Stock Option Plan for Non-Employee Directors approved by the shareholders in 2011 and amended with shareholder approval in 2016 (the “2011 Director Plan”), under which each Non-Employee Director was granted an option to purchase 25,000 shares of common stock annually. The options are fully vested on the date of the grant and exercisable six months thereafter. In lieu of an option, each Non-Employee Director could elect in advance to receive a restricted stock award that would result in the same expense to the Company as the stock option. Each restricted stock award vests on March 1st of the following year.

As described in Proposal Three below, the amendment and restatement of the 2011Director Plan as the 2020 Equity Plan for Non-Employee Directors is being proposed for approval by the shareholders.

Role of Executive Officers regarding Employee and Executive Compensation

Mr. Mizel and Mr. Mandarich, with the assistance of the Company’s human resources department, make recommendations to the Compensation Committee with respect to the structure of the compensation plans and proposals for compensation levels for Company employees, including the Chief Financial Officer and the General Counsel. The resources and processes used in making these recommendations involve a review of employee performance with respect to established goals, and overall Company performance subjectively compared to other public homebuilders and the Company's business plan.

The Compensation Committee took these recommendations into account, together with a variety of other inputs, in its decision making process.

Corporate Governance/Nominating Committee.

The Corporate Governance/Nominating Committee met three times during 2019. The Corporate Governance/Nominating Committee consists of Messrs. Blackford, Buchwald and Siegel, who serves as Chairman. Each member of the committee is independent in the judgment of the Board of Directors, as defined in the listing standards of the NYSE. The organization, functions and responsibilities of the Corporate Governance/Nominating Committee are described in the committee's charter, which is posted on the investor relations section of the Company's website, www.mdcholdings.com. The functions of the Corporate Governance/Nominating Committee include development of and recommendations as to corporate governance principles and the Company's Code of Conduct, identification of individuals qualified to become Board members, the review of Director independence, the selection process for Director nominees and oversight of the self-evaluations of the Board and the Audit, Compensation and Corporate Governance/Nominating Committees.

Procedures for nominating persons for election to the Board are contained in the Company's By-Laws and, accordingly, those procedures constitute the Company's policy with regard to the nomination and consideration of Director candidates recommended by shareholders. The Corporate Governance/Nominating Committee will consider candidates identified by shareholders following the procedures set forth in the By-Laws. There have been no changes to these procedures in the last year.

The By-Laws provide that nominations of persons for election to the Board of Directors may be made at a meeting of shareholders by any shareholder entitled to vote for the election of Directors and who complies with the notice procedures set forth in the By-Laws. Specifically, such nominations shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice shall be delivered to, or mailed and received at, the principal offices of the Company not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 75 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth in writing the information required by the By-Laws. The chairman of the meeting will determine whether or not the nomination was made in accordance with the foregoing procedure. If it was not, the chairman will so declare and the defective nomination will be disregarded. If it was, the nomination will be considered. The Corporate Governance/Nominating Committee may request that additional information be provided in connection with consideration of the nomination.

The Corporate Governance/Nominating Committee believes that all candidates for the Board, including candidates recommended by shareholders, should have experience in appropriate areas and disciplines and, ideally, will add to the experience of current Board members. While the Committee does not have a formal diversity policy, in identifying Director nominees and recommending candidates for nomination by the Board, the Committee considers and assesses, in addition to applicable requirements of law and of the NYSE, the diversity of the candidate's experience, qualifications and background including business experience, specific expertise, strength of character, judgment, and other factors (such as gender, ethnicity and age) deemed appropriate to contribute meaningfully to the Board’s capability to serve as effective, engaged stewards of shareholders’ interests. The Committee, as well as the full Board, understands that our long-term future depends on broadening our diversity in the boardroom and among the senior management team. Our current Board members are from various backgrounds and bring a valuable mixed set of skills providing a wide-ranging perspective on the issues important to our company. We anticipate future nominees will reflect the skills, experience and diversity needed to drive the business going forward. Other than for compliance with the procedures set forth in the By-Laws, there is no difference in the manner in which the Corporate Governance/Nominating Committee evaluates nominees for Director based on whether the nominee is recommended by a shareholder. At such times as may be appropriate, the Corporate Governance/Nominating Committee will lead the search for individuals qualified to become members of the Board, seeking candidates who have diversity of backgrounds, as well as experience with the ability to broaden the diversity of our Board being an advantage. The Committee has authority to engage search firms to identify candidates for nomination to the Board.

Legal Committee.

The Legal Committee met nine times during 2019. The Legal Committee consists of Mr. Buchwald, who serves as Chairman, Messrs. Blackford and Siegel and Ms. Mizel. Other than Ms. Mizel, a non-employee director, all Legal Committee members are independent members of the Board of Directors. The Legal Committee provides oversight and review of significant legal affairs of the Company, and it has been active in reviewing legal issues affecting the Company's business with the Company's counsel. The organization, functions and responsibilities of the Legal Committee are described in the committee's charter, which is posted in the investor relations section of the Company's website, www.mdcholdings.com.

Committee Charters.

The Board of Directors has adopted a charter for the Audit Committee, designed to comply with the applicable requirements of the NYSE listing standards and SEC regulations. The Board of Directors also has adopted charters for the Compensation Committee and the Corporate Governance/Nominating Committee, designed to comply with the applicable requirements of the NYSE listing standards, and a charter for the Legal Committee. These charters are posted under the corporate governance documents on the investor relations section of the Company's website, www.mdcholdings.com.

Corporate Governance Guidelines.

Upon the recommendation of the Corporate Governance/Nominating Committee, the Board of Directors adopted a set of corporate governance guidelines to implement requirements of the NYSE. These guidelines, as amended, are posted under the corporate governance documents on the investor relations section of the Company's website, www.mdcholdings.com.

As described in the guidelines, the Compensation Committee considers management succession planning as part of its annual CEO evaluation process. The Compensation Committee then reports on succession planning to the Corporate Governance/Nominating Committee.

Senior Leadership Team.

The Company has an increasingly diverse senior leadership team supporting its Named Executive Officers with an average of fourteen years of experience at the Company:

Regularly Scheduled Executive Sessions of Independent Non-Management Directors.

The Company's corporate governance guidelines provide for the independent Directors to meet at regularly scheduled executive sessions without management present. The Lead Director presides at the executive sessions. In 2019, four executive sessions were held.

Corporate Code of Conduct.

For many years, the Company has had in place a Corporate Code of Conduct designed to provide that all persons associated with the Company, including employees, officers and Directors, follow the Company's compliance program and legal and ethical obligations and conduct themselves accordingly. The Company’s employees, officers and Directors receive annual training on the Corporate Code of Conduct. In 2019, all officers, directors and employees (other than those on leave of absence) participated in the annual training.

The Corporate Code of Conduct includes, among other things, a code of ethics for senior financial officers and Audit Committee complaint procedures, as required by the Sarbanes-Oxley Act and SEC regulations. The Corporate Code of Conduct, the code of ethics for senior financial officers and the Audit Committee complaint procedures for handling confidential complaints regarding accounting or auditing matters are posted under the corporate governance documents on the investor relations section of the Company's website, www.mdcholdings.com.

Asset Management Committee.

The Company has in place four Asset Management Committees (each "AMC"), three for reviewing real estate transactions and one for reviewing corporate transactions.  Each real estate AMC is comprised of our Chief Operating Officer, Chief Financial Officer and one of our other corporate officers, with the corporate AMC comprised of our Chief Operating Officer and Chief Financial Officer.  Each AMC generally meets weekly to review all proposed real estate transactions and other proposed non-real estate transactions at or above certain thresholds.  Transactions that exceed certain thresholds also are reviewed by an executive committee of senior officers and the Board of Directors.

Communications with the Board of Directors.

Shareholders and other interested parties may contact the outside Directors and the Board of Directors by sending communications directly to any of the following persons:

(1)	Herbert T. Buchwald, Lead Director, P.O. Box 24649, Denver, CO 80224, Fax Number: (303) 355-2240.

(2)	Paris G. Reece III, Chairman, Audit Committee, 4350 S. Monaco Street, Denver, CO 80237, Fax Number: (303) 660-3631.

(3)	David Siegel, Chairman, Corporate Governance/Nominating Committee, 1800 Avenue of the Stars, Suite 900, Los Angeles, CA 90067-4276.

Any communications that come within the purview of a Board committee and/or the Board will be forwarded to the committee chair and the Lead Director, as applicable.

Equity Ownership Guidelines for Non-Employee Directors.

In order to strengthen the financial alignment of the Company's Directors with the interests of the Company's shareholders, the Corporate Governance/Nominating Committee and the Board of Directors have established Equity Ownership Guidelines for Directors who are not employees of the Company. Under these guidelines, each Director is encouraged to acquire and maintain ownership of common stock with an acquisition value, measured at the time of acquisition, of not less than ten times the then annual amount of the retainer paid for serving on the Board of Directors determined as of the time the Director joins the Board. The annual amount of the retainer currently is $60,000 resulting in a current stock ownership goal of $600,000 for new Directors. The Directors who have not yet achieved the goal have agreed to retain 100% of the shares they acquire through restricted stock awards and the future exercise of stock options, net of taxes and any option exercise price, up to the number of shares necessary to achieve the goal.

BENEFICIAL OWNERSHIP OF COMMON STOCK

Ownership of Directors and Officers

Certain information, as of February 20, 2020, the Record Date, with respect to common stock beneficially owned by the Company's named executive officers, the nominees for election as Directors and the current Directors of the Company, furnished in part by each such person, appears below (unless stated otherwise, the named beneficial owner possesses the sole voting and investment power with respect to such shares).  None of the shares beneficially owned by the executive officers and Directors have been pledged as security.

Name of Executive Officer/Director	Number of Shares of Common Stock Owned Beneficially [1]		Percent of Class [2]
Raymond T. Baker	77,448		*
Michael A. Berman	16,167		*
David E. Blackford	14,266		*
Herbert T. Buchwald	24,597		*
Leslie B. Fox	10,163		*
David D. Mandarich	5,934,220		9.1%
Robert N. Martin	137,650		*
Larry A. Mizel	10,253,206	[3]	15.8%
Courtney L. Mizel	17,301		*
Paris G. Reece III	65,134	[3]	*
David Siegel	121,026	[3]	*
Michael Touff	278,015		*
All current executive officers and Directors as a group (12 persons)	16,949,193		25.2%

* Represents less than one percent of the shares of common stock outstanding and entitled to vote.

1 Includes, where applicable, shares of common stock owned by related individuals or entities over whose shares such person may be deemed to have beneficial ownership. Also includes the following shares of common stock subject to options that are exercisable or become exercisable within 60 days of the Record Date at prices ranging from $17.10 to $32.37 per share: Raymond T. Baker 57,618; David D. Mandarich 1,909,080; Robert N. Martin, 52,049; Larry A. Mizel 2,019,304; Paris G. Reece III 30,618; David Siegel 91,854; and Michael Touff 91,854. As a group, the executive officers and Directors had the right to acquire within 60 days of the Record Date by the exercise of options an aggregate of 4,252,377 shares of common stock.

2 The percentage shown is based on the number of shares of common stock outstanding and entitled to vote as of the Record Date. All shares of common stock that the person or group had the right to acquire within 60 days of the Record Date are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other person or group.

3 Mr. Mizel has sole voting power and sole investment power over 2,145,411 shares and shared voting power and shared investment power over 8,107,795 shares. Mr. Reece has sole voting power and sole investment power over 43,933 shares and shared voting power and shared investment power over 21,201 shares. Mr. Siegel has sole voting power and sole investment power over 113,772 shares and shared voting power and shared investment power over 7,254 shares.

Ownership of Certain Beneficial Owners

The table below sets forth information with respect to those persons (other than the officers/Directors listed above) known to the Company, as of the Record Date, to have owned beneficially 5% or more of the outstanding shares of common stock. The information as to beneficial ownership is based upon statements filed by such persons with the SEC under Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Owned Beneficially [5]		Percent of Class [1]
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	9,084,917	[2]	14.4%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	5,408,754	[3]	8.6%

Dimensional Fund Advisors LP 6300 Bee Cave Road Austin, TX 78746	5,146,804	[4]	8.2%

_________________________________________________

1 The percentage shown is based on the number of shares outstanding and entitled to vote as of the Record Date.

2 Schedule 13G/A filed with the SEC on February 4, 2020 disclosed that: BlackRock, Inc. has sole voting power over 8,761,475 shares, shared voting power over no shares, sole dispositive power over 9,084,917 shares and shared dispositive power over no shares.

3 Schedule 13G/A filed with the SEC on February 12, 2020 disclosed that: The Vanguard Group has sole voting power over 47,874 shares, shared voting power over 6,568 shares, sole dispositive power over 5,360,183 shares and shared dispositive power over 48,571 shares.

4 Schedule 13G/A filed with the SEC on February 12, 2020 disclosed that: the Dimensional Fund Advisors LP has sole voting power over 5,022,723 shares, shared voting power over no shares, sole dispositive power over 5,146,804 shares and shared dispositive power over no shares. Dimensional Fund Advisors LP and/or its subsidiaries disclaim beneficial ownership.

EXECUTIVE OFFICERS

Set forth below are the names and offices held by the executive officers of the Company as of the Record Date. The Board of Directors, after reviewing the functions performed by the Company's officers, has determined that, for purposes of Item 401 of SEC Regulation S-K, only these officers are deemed to be executive officers of the Company.

The executive officers of the Company hold office until their successors are duly elected and qualified or until their resignation, retirement, death or removal from office. Biographical information on Messrs. Mizel and Mandarich, who serve as Directors and executive officers of the Company, is set forth under "Election of Directors" above. Biographical information for Messrs. Martin and Touff is set forth below.

Name	Age	Offices Held
Larry A. Mizel	77	Chairman of the Board of Directors andChief Executive Officer
David D. Mandarich	72	President, Chief Operating Officer and a Director
Robert N. Martin	41	Senior Vice President, Chief Financial Officer and Principal Accounting Officer
Michael Touff	75	Senior Vice President and General Counsel

Robert N. Martin was appointed Senior Vice President, Chief Financial Officer and Principal Accounting Officer in May 2015. He joined the Company in 2002, and has since held a number of leadership roles within the Company. He previously served as Vice President – Finance and Business Development. In April 2013, he was promoted to the position of Vice President of Finance and Corporate Controller. Over the last five years, Mr. Martin has had direct oversight of the Company's division and corporate accounting, tax, treasury, investor relations, information technology and finance, planning and analysis functions. Additionally, he has served on all of the Company’s AMCs and has performed a key role in the Company's capital markets activities. He is an officer, director or both of many of the Company’s subsidiaries. Mr. Martin received a bachelor’s degree in Accounting and Computer Applications from the University of Notre Dame and is both a Certified Public Accountant and a CFA charterholder.

Michael Touff was appointed Senior Vice President and General Counsel of the Company in July 1999, having been appointed previously as Vice President and General Counsel in December 1994. From August 1992 through December 1994, he was an officer in the law firm of Ireland, Stapleton, Pryor & Pascoe, P.C. Prior to August 1992, Mr. Touff was an officer in the law firm of Holmes & Starr, a Professional Corporation. Mr. Touff also is an officer, director or both of several of the Company's subsidiaries. Mr. Touff is a graduate of Harvard University and received his J.D. degree from the University of Michigan Law School.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (this “CD&A”) discusses the compensation of our Named Executive Officers (“NEOs”) for fiscal year 2019. The CD&A is organized as follows:

Executive Summary

In 2019, our NEOs were as follows:

Named Executive Officers
Larry A. Mizel	Chairman and Chief Executive Officer (“CEO”)
David D. Mandarich	President and Chief Operating Officer (“COO”)
Robert N. Martin	Senior Vice President, Chief Financial Officer (“CFO”)
Michael Touff	Senior Vice President and General Counsel (“CLO”)

Over 40 Years of Shareholder Value Creation

Our Company is one of the leading homebuilders in the United States. Founded in 1972, we have sold over 205,000 new, quality Richmond American homes to homebuyers across the nation.

Our business consists of two primary operations: homebuilding and financial services. The homebuilding operation is comprised of wholly owned subsidiary companies that primarily construct and market single-family detached houses to first-time and first-time move-up homebuyers under the name “Richmond American Homes.” Our financial services operations support our homebuilding business.

We strive to generate sustainable long-term value for our shareholders, focusing on our core strength: designing, building and selling quality homes. Homebuilding is a cyclical, often unpredictable, industry. Our business strategy is distinctive among the publicly traded US homebuilders, maximizing risk-adjusted returns while minimizing the risks of excess leverage and land ownership – a strategy designed to outperform over the years.

HOW MDC IS DIFFERENT	WHY IT MATTERS
Risk-Adjusted Strategy ✓ Controlled 3.9 years of inventory (ranked #2) vs 5.5 years average for peer group ✓ “Build-to-order” policy limits risk vs. speculative building of unsold homes by peer group	Company philosophy emphasizes risk management and financial stability while striving to achieve long-term shareholder value
Credit Ratings Among the Highest in the Industry ✓ Moody’s: Ba2 / S&P: BB+ / Fitch: BBB-	Commitment to maintaining a strong financial profile (1) safeguards against inevitable market downturns and (2) provides capital resources for opportunistic investments

Our strategy has been successful, generating superior returns over time: we are the only publicly traded homebuilder to have maintained both a consistent dividend and robust cash position over the last twenty years, including the 2007-2011 housing crisis. As a result of our long-term discipline and conservative asset management, we endured the financial and housing downturn better than virtually all of our peers with a balance sheet that reflected a strong credit profile, long-term maturity duration of debt, top quartile ratings and abundant liquidity. We continue to adhere closely to these principles.

The financial stability resulting from our operating strategy has enabled us to reward our shareholders with a consistent dividend program unmatched in the homebuilding industry.

HOW MDC IS DIFFERENT	WHY IT MATTERS

Industry-Leading Dividend (Ranked #1)

✓    Current yield of 2.9% vs. 0.4% average for peer group*

✓    Uninterrupted cash dividend since 1994 – unequalled by any member of the peer group

✓    In the past ten years, Company has paid over $500 million in dividends to shareholders

Increased quarterly dividend by 10% in the first quarter of 2020

* As of 2/20/2020

Shows long-term commitment and ability to provide a reliable source of return for our shareholders

Business Performance Overview

Our founder and CEO, Larry A. Mizel, joined by COO, David D. Mandarich, have guided the Company for over 47 years and 42 years, respectively. They are among the most experienced and highly respected executives currently serving in the U.S. homebuilding industry.

HOW MDC IS DIFFERENT	WHY IT MATTERS

Leadership by Two of the Industry’s Senior Veterans ✓ CEO/COO with over 89 years of combined experience at MDC (ranked #1) vs. 43-year average for peer group	Decades of experience has created extraordinary long-term shareholder value by successfully navigating through multiple economic cycles
Industry-Leading Management Ownership ✓ CEO/COO beneficial ownership of 24% (ranked #1) of MDC shares vs. 3% average for peer group	Significant alignment of management’s interests with the shareholders

As a result of their leadership and resolve to enhance shareholder value, while mitigating risk and maintaining the financial integrity of the Company, we have experienced eight years of steady and improving financial results following the severe homebuilding industry downturn.

We maintain a long-term focus and approach:

●

Consistent Industry Leading Dividends. Paid over $73 million in cash dividends in 2019, extending our track record of reliable capital return to our shareholders to over 25 years and increasing our annual dividend by 10% to $1.32 in the first quarter of 2020.

●

Continued Improvement to Balance Sheet and Liquidity. We maintained a financial profile rated among the highest in the industry, as evidenced by total liquidity of $1.51 billion and year-over-year decrease in our debt to capital ratio as of year-end. Already in 2020, we have focused on further improvement to our balance sheet through the issuance of $300 million of 10-year senior notes at a rate of 3.85%, which is the lowest rate for any senior note issuance in our Company’s history.

●	Total Shareholder Return. Our respective one, three and five year total shareholder returns of 52%, 93% and 113% each met or exceeded our peer group average for the respective time periods.
●	Strong Financial Results Over the Last Five Years – Top and Bottom Line
o	Home sale revenues of $3.21 billion, up 73% since 2015
o	Pre-tax income of $305 million, up 200% since 2015
o	Both home sale revenues and pretax income reached the highest level since 2006.

Executive Compensation Program Structure: Aligning Pay with Performance

Our compensation program is designed to align executive pay with the drivers of long-term value creation and reward execution of our strategic program.

The annual incentive and long-term compensation programs for our CEO and COO are primarily performance-based utilizing our annual and long term business goals and predetermined challenging metrics tied to the drivers of our long-term shareholder value. The following table outlines our executive compensation program structure in 2019.

2019 Pay Performance Metrics and Outcomes Summarized

2019 Annual Incentive Program – Bonus Determination for CEO & COO

2019 Short-Term Incentive Program % Change from Prior Year in Parenthesis
Performance Goal	Performance Required at Threshold	Performance Required at Target	Actual Performance	Bonus Earned
Adjusted Pre-Tax Return* on Equity	6.0% hurdle achieved at 19.3%			$1,200,000
Additional Bonus Opportunity
Home sale revenues	$2,700 million	$2,981 million	$3,205 million (+7%)	$1,300,000
Net new orders	5,974 homes	6,200 homes	7,839 homes (+31%)	$1,300,000
Adjusted pre-tax EPS*	$3.07	$4.74	$4.78 (+1%)	$1,300,000
Adjusted EBITDA**	$284.0 million	$398.0 million	$412.5 million (+4%)	$1,500,000
Total Additional Bonus				$5,400,000

Total Incentive Bonus (Lesser of $6 million or the calculated amount)				$6,000,000

*      Each of these performance metrics include adjusted pre-tax income, which is a non-GAAP financial measure. Adjusted pre-tax income is calculated by taking pre-tax income and adjusting to exclude unrealized gains or losses on investments, expenses derived from impairments, executive stock-based compensation expense above a budgeted amount, warranty reserve adjustments, and non-recurring or out-of-period charges.

**     Adjusted EBITDA s a non-GAAP financial measure and is defined as earnings before interest, taxes, depreciation, amortization, unrealized gains or losses on investments and other non-cash charges derived from impairments, stock-based compensation expense, abandoned project costs, warranty reserve adjustments, and non-recurring or out-of-period charges.

2019 Long-Term Incentive Program

The long-term incentive program in 2019 includes metrics that measure the Company’s long-term value drivers related to the Company’s core business. The majority of the program is performance-based and designed to retain, motivate and reward our executive officers for achieving our strategic and financial long-term objectives through the use of performance share units that vest three years from the date of grant provided specific performance targets are achieved.

Additionally, our long-term incentive program in 2019 includes the use of stock options. During 2019, stock options covering 200,000 shares were granted to both the CEO and COO that vest annually over three years subsequent to the grant date. These stock options represented approximately 30% of overall long-term incentive grants to the CEO and COO during 2019 (based on the grant date fair value of the awards), whereas the above-referenced performance share grants represented the remaining 70%.

Compensation Governance Best Practices

In order to continue to provide long-term value to our shareholders, our Compensation Committee is committed to maintaining independent and thorough oversight of our executive compensation program and the following governance best practices are key to achieving this goal.

Compensation Governance Best Practices
✓ Executive compensation program design and refinements incorporate shareholder feedback
✓ Significant CEO pay is performance based and at risk
✓ Compensation Committee sets rigorous targets and metrics
✓ Compensation Committee performs thorough assessment of Company and individual performance
✓ 100% of Compensation Committee is independent
✓ Compensation Committee works with an independent compensation consultant
✓ Executives are subject to significant stock ownership guidelines
✓ Company maintains policies prohibiting hedging Company stock
✓ Clawback policy authorizes Company to recover compensation under certain circumstances
✓ Vesting of cash remuneration under CEO and COO employment agreements is subject to double trigger change-in-control provisions

2019 Say-on-Pay Vote

Our Compensation Committee is committed to improving our executive compensation programs and modifying them as necessary to maintain the alignment of our executives and shareholders. We continue to engage investors on executive compensation topics and will continue to seek their feedback. We received a positive vote at the 2019 annual shareholders meeting, where our say-on-pay proposal received 70.9% support. We continue to seek feedback and actively engage with our shareholders and reached out to holders representing over 45% of our outstanding shares following the 2019 annual meeting. These conversations and feedback greatly helped inform our Board of Directors’ decision-making process with respect to our compensation and governance practices.

Executive Compensation Program: Plan Design & Components

Key Goals and Objectives

The Compensation Committee aims to design a compensation program that rewards and retains talented executives while motivating them to drive short- and long-term performance. We believe that our ability to retain and motivate our executive officers with their exceptional skills, experience and capacity to succeed in our competitive industry has been essential to the success of our Company and a significant factor in creating long-term value for our shareholders.

Our compensation program reflects the above philosophy and, additionally, prioritizes the following:

●	Attracting and retaining talented executives and encouraging their long-term service and loyalty
●	Supporting our long-term business goals and driving performance by closely aligning our compensation metrics and goals with our long-term growth strategy
●	Maintaining a firm link between our executives’ and shareholders’ long-term interests
●	Prioritizing growth, risk management and financial stability
●	Reflecting shareholder feedback in the compensation program design and related considerations, through regular, ongoing shareholder engagement

Components of Executive Compensation

The Compensation Committee designed our compensation program to support the drivers of value and shareholder return over the long term. It is comprised of three primary elements: (i) base salary, (ii) annual incentive award; and (iii) long-term incentive award.

Compensation Component	Description	Purpose	Key Characteristic
Base Salary

Cash compensation based on executive officer’s role and employment agreement, if any. Salary levels are evaluated annually and may be adjusted for length of service, competitive considerations or recognition of a change in responsibilities.

		● Provide financial certainty and stability ● Attract and retain executive talent ● Recognize experience, length of service, competitive market conditions and individual performance	Fixed
Annual Incentive Award

Each year the Compensation Committee approves awards for the CEO and COO, and establishes Key Performance Indicators (“KPIs”) for the CFO and CLO. The Compensation Committee determines the extent to which an award is earned and the amount of such award is based on individual and Company performance against pre-established goals.

		● Motivate executive officer to achieve key annual goals and position the Company for long-term success ● Reward executive officer for individual performance and overall Company performance	Variable
Long-Term Incentive Award	Each executive officer is eligible to receive an award at the discretion of the Compensation Committee based upon long-term performance potential.	● Provide an incentive for executive officers to achieve long-term success for the Company and to promote shareholder value ● Attract, motivate, reward and retain executive talent	Variable

The net effect of our pay design is that both for the CEO and the other NEOs, a large majority of total direct compensation is at-risk, and dependent on Company, individual, or stock performance.

Fixed Compensation

Base Salary

The Compensation Committee sets executive officer base salaries at a level that reflects the competitive market for these roles as well as each individual’s performance, skills and experience. In 2019, the Compensation Committee determined to maintain CEO and COO base salaries unchanged from their 2018 levels, meaning CEO and COO base salary have remained unchanged for over a decade. In light of exceptional performance and to ensure alignment with peer group levels, the Compensation Committee approved a $60,000/year increase to the CFO’s base salary and a $50,000/year increase to the CLO’s base salary.

Variable and Performance-Based Compensation

2019 Chief Executive Officer and Chief Operating Officer Annual Incentive Bonus

Our annual incentive compensation program is designed to retain, motivate and reward the CEO and COO for their respective contributions in achieving the Company’s annual financial goals by focusing their attention on the following key economic drivers: return on equity, home sale revenues, pre-tax earnings per share, net new orders and EBITDA. Significant year-over-year performance is essential to our short-term financial results and, ultimately, our long-term success.

Annual Bonus Calculation Formula: Links to Key Metrics

The 2019 performance goal included a condition precedent for any bonus earned by requiring a minimum consolidated adjusted pre-tax return on beginning equity to exceed 6.0% (the “ROE Condition”). The actual adjusted pre-tax ROE was 19.3%, satisfying the ROE Condition, and as such, the CEO and COO earned a $1.2 million bonus.

Once the ROE Condition was met, the CEO and COO each had the opportunity to earn additional bonuses (the “Additional Bonus Opportunity”) as described below.

Outcomes Reflect Alignment with Performance

Based in part on shareholder feedback, the Additional Bonus Opportunity for the CEO and COO for 2019 was based on four distinct sets of financial goals, as set forth below. The Committee believes that achievement of these goals, in concert, is important for long term shareholder value creation.

The targets set forth below represent a required improvement over 2018 performance.

Home Sale Revenues	Bonus (thousands)	Goal (billions)	Adjusted Pre-Tax EPS	Bonus (thousands)	Goal
Target	$1,300	$2.981	Target	$1,300	$4.74
Threshold	$800	$2.700	Threshold	$800	$3.07

Net New Orders	Bonus (thousands)	Goal (homes)	Adjusted EBITDA	Bonus (thousands)	Goal ($ in millions)
Target	$1,300	6,200	Target	$1,500	$398
Threshold	$800	5,974	Threshold	$1,000	$284

The appropriateness of the categories selected for 2019, along with target and threshold goal amounts, were carefully considered by the Compensation Committee given the Company’s emphasis on prioritizing growth, risk management, financial stability and pursuit of long-term value. Specifically, with respect to the Home Sale Revenues, Adjusted Pre-Tax Diluted EPS, Net New Orders and EBITDA goals, the minimum performance criteria was established based on the prior year actual performance with target levels based on the 2019 Business Plan. The target goals represent a required improvement over 2018 actual performance. Bonuses earned for each metric were adjusted on a pro-rata basis if actual results were between Threshold and Target.

The 2019 Business Plan was developed by the CEO, COO and CFO from the “ground up” utilizing (i) forecasts submitted by the presidents for each of the Company’s homebuilding divisions detailing their operational projections for each of their divisions’ communities, (ii) the forecast submitted for the mortgage company by its president, and (iii) forecasts from the CFO regarding the insurance companies, any other income producing divisions of the Company, and all the corporate general and administrative departments. The 2019 Business Plan was reviewed by the Board.  The process of developing the business plan incorporates a disciplined evaluation of risks identified by management and the Board to establish a reasonable range of potential performance goals for the year including general economic conditions, fluctuations in interest rates, variations in projected mortgage lending programs, the availability and cost of capital, the availability and acquisition cost of land, materials and contractors in the homebuilding operations, potential for shortages and the increased cost of labor, and increased governmental regulation, including the adverse interpretation of tax, labor and environmental laws.

Target performance goals were established to reflect outstanding performance in light of the risks and market conditions anticipated for 2019.

Based on the achievements in these categories, both the CEO and COO earned an additional bonus of $5.4 million (subject to the bonus payment cap discussed below) related to the Additional Bonus Opportunity as shown below.

2019 Short-Term Incentive Program
Performance Goal	Performance Required at Threshold	Performance Required at Target	Actual Performance	Bonus Earned
Home sale revenues	$2,700 million	$2,981 million	$3,205 million	$1,300,000
Net new orders	5,974 homes	6,200 homes	7,839 homes	$1,300,000
Adjusted Pre-tax EPS	$3.07	$4.74	$4.78	$1,300,000
Adjusted EBITDA	$284.0 million	$398.0 million	$412.5 million	$1,500,000

Bonus Payment Cap

The 2019 annual incentive bonus (the ROE Condition Bonus plus the Additional Bonus Opportunity) was subject to a $6.0 million cap (the “Bonus Cap”) established by the Compensation Committee based on guidance from its Compensation Consultant taking into account each executive’s historic compensation, reference to executive compensation being awarded to the Company’s peer group and feedback from its shareholders.

In addition, any bonus earned in excess of $4.0 million would be paid in restricted stock shares vesting in equal amounts on the first, second and third anniversaries of the date of grant. The Compensation Committee believes that remuneration of a portion of the bonus in form of restricted stock serves as a retention tool and reflects the alignment of interests between the CEO/COO and other shareholders.

2019 CFO and General Counsel Annual Incentive Bonus

The CFO and CLO positions are primarily responsible for accounting, finance, legal and regulatory compliance and, in the judgment of the Compensation Committee, their incentive compensation should not directly depend on the Company’s financial performance. Instead, the CLO and the CFO were awarded a bonus opportunity measured by specific Key Performance Indicators (“KPIs”) established by the Compensation Committee, their attainment and a bonus payment commensurate with a percentage of their base pay. The Compensation Committee consults with the CEO and COO with regard to their achievements. For 2019, the Compensation Committee established the following KPIs:

Chief Financial Officer

●	Shareholder relations management and oversight
●	Timely and accurate handling of financial regulatory filings
●	Oversight of accounting, finance, information technology and treasury functions, including capital markets and bank financing transactions, if applicable
●	Successful completion of special projects

General Counsel

●	Litigation management
●	Regulatory compliance
●	Successful completion of special projects
●	Oversight of risk management

The KPIs were weighted equally, with bonus amounts based on the level of the performance they achieved:

●	A target bonus of 100% of base salary if the Compensation Committee determined that each KPI was achieved.
●	A maximum bonus of 200% of base salary if the Compensation Committee determined that each KPI has been exceeded at a level doubling the targeted performance.
●	Proportionate bonus levels as a percentage of base salary to the extent some KPIs were partially achieved or exceeded.

Based on its evaluation of performance relative to the established KPIs, the Compensation Committee awarded Mr. Martin and Mr. Touff 2019 annual incentive bonuses of $1,225,000 and $575,000, respectively. Mr. Martin’s incentive bonus is comprised of $850,000 payable in cash and $375,000 in restricted stock shares. Mr. Touff’s incentive bonus is comprised of $500,000 payable in cash and $75,000 in restricted stock shares. The restricted stock shares vest in equal amounts on the first, second and third anniversaries of the date of grant.

Long-Term Incentive Compensation

For our CEO and COO, the 2019 long-term equity grants were delivered approximately 70% in performance stock units and 30% in stock options (based on the grant date fair value of the awards), while the CFO grant was entirely in performance stock units. Our long-term incentive program is heavily weighted in performance stock units in order to objectively align the incentives of the Company’s management team with the interests of our shareholders.

Performance Stock Units (PSUs): Metrics

Executives will have their PSU awards vest if they meet the challenging financial and operating goals which have been established to improve our long-term performance.

Long-Term Incentive Metrics
Metric	Link to Value Drivers
Home Sale Revenues	✓ Home sale revenues are an industry standard directly linked to the Company’s financial stability and growth
Minimum Gross Margin from Home Sales Before Impairments Threshold	✓ Gross margin is an industry standard that investors use to gauge the strength of our business as a measure that costs are being managed effectively

2019 Long-Term Incentive Compensation Awards

The awards will vest based on increasing average home sale revenues over a three-year performance period compared to home sale revenues over a base period, while maintaining a minimum average gross margin from home sales (excluding impairments) of at least fifteen percent (15%).

2019 Long-Term Incentive Compensation Target-Setting Process

The Compensation Committee set clear, ambitious, long-term revenue growth targets over a three-year period. In determining the appropriate targets, the Compensation Committee considered the Company’s long term strategic plan, historic performance, peer group performance, anticipated broader business, market conditions and the Company’s current backlog.

The Target Goal established for each award was based on the Company achieving a three-year average Revenue over the period commencing January 1, 2019 and ending December 31, 2021 (the “Performance Period”) that was at least 10% but less than 20% greater than the Revenue over the period commencing January 1, 2018 and ending December 31, 2018 (the “Base Period”). The Threshold Goal was based on three-year average Revenue over the Performance Period that was at least 5% but less than 10% greater than Revenue over the Base Period. The Maximum Goal was based on three-year average Revenue over the Performance Period that was at least 20% greater than Revenue over the Base Period. The number of PSUs earned shall be adjusted to be proportional to the partial performance between the Threshold Goals, Target Goals and Maximum Goals.

2019 Long-Term Incentive Program
Performance Metric	Base	Threshold	Target	Maximum
Gross Margin from Home Sales (Excluding Impairments)	15% Average Gross Margin from Home Sales requirement
Home Sale Revenues (in billions)	$2.98	$3.13*	$3.28*	$3.58*

* Average over Performance Period

Upon the Company satisfying the gross margin from home sales (excluding impairments) precondition, the following shares of Company stock would vest depending on the Revenue performance relative to Base Period achieved:

Executive	Target	Threshold	Maximum
CEO/COO	120,000 shares	50% of Target	200% of Target
CFO	30,000 shares	50% of Target	200% of Target

Peer Data and Benchmarking to the Market

The Compensation Committee utilized peer data as a reference when it considered the incentives and compensation plan design. It was not employed for benchmarking purposes. Rather, the peer group information was considered for broad subjective comparisons and not as an objective metric.

Homebuilder Peer Group Companies (the “Peer Group”)
Lennar Corporation Toll Brothers, Inc. M/I Homes Inc. Meritage Homes Corporation	D.R. Horton, Inc. Hovnanian Enterprises, Inc. NVR, Inc. Beazer Homes USA, Inc.	KB Home PulteGroup, Inc.

The Compensation Committee chose these companies for their parallels to MDC's core business and markets, recognizing that their corporate structure, business strategies and risk profile may significantly vary from those of our Company.   For example, significant differences include (1) MDC’s exceptional strategic focus on risk management, including its land-light operating model and conservative utilization of leverage, (2) senior management’s high percentage of stock ownership – they beneficially own approximately 24% of the Company’s outstanding stock, the highest among the Peer Group and (3) the Company’s annual dividend yielding approximately 2.9%, far exceeding the closest Peer Group member.  Nevertheless, the Committee believes that the companies in the Peer Group were appropriate for reference purposes since they compete for the same executive talent, as well as competing in core areas of business such as land acquisitions and sales.

The Compensation Committee refers to the Peer Group not only for compensation purposes, but also for business model and risk evaluation purposes, as discussed in more detail, below.

Role of Compensation Committee and Management

The Compensation Committee conducted a series of meetings beginning in October 2019 and continuing into February 2020, at which time the Compensation Committee developed its determinations regarding 2019 executive officer compensation. The following table summarizes the roles of the Compensation Committee, the Consultant and management in formulating their decisions on executive officer compensation:

Responsible Party	Roles and Responsibilities
Compensation Committee of the Board of Directors The Compensation Committee currently is comprised of Independent Directors and reports to the Board.

●    Oversees all executive officer compensation levels, including benefits, having a goal to maintain compensation levels that are comparable to the marketplace and in conformity with shareholder interests.

●    Administers the Company's current equity and other compensation plans and any additional plans adopted by the Company.

●    Reviews and approves corporate goals and objectives relevant to CEO compensation.

●    Evaluates the CEO's performance in light of set goals and objectives, and determines and approves the CEO's compensation level based on this evaluation.

●    Has authority to determine and approve non-CEO compensation.

●    Makes recommendations to the Board with respect to incentive-compensation plans and equity-based plans.

●    Develops a compensation committee report on executive compensation as required by the SEC to be included in the Company's annual proxy statement or annual report on Form 10-K filed with the SEC.

Consultant to the Compensation Committee

WealthPoint, LLC, as an independent Consultant, retained directly by the Compensation Committee, that provides consulting advice on matters of governance and executive compensation.

●    Provides advice and guidance on the appropriateness and competitiveness of our compensation programs relative to Company performance and market practice.

●    Performs all functions at the direction of the Compensation Committee

●    Attends Compensation Committee meetings (including executive sessions, as required).

●    Provides advice and guidance regarding governance issues bearing on the executive compensation determinations.

●    Provides market data, as requested.

●    Consults on various compensation matters and compensation program designs and practices.

●    Conducts an assessment of the risks arising from our compensation programs.

●    Confers with the CEO on behalf of the Compensation Committee concerning compensation, incentives and goals for other NEOs.

●    Assists in selection of the Company’s peers.

Chairman and CEO With the support of other members of the management team.

●    Review performance of the CFO and CLO and makes recommendations to the Compensation Committee with respect to their compensation.

●    Confer with the Compensation Committee concerning design and development of compensation and benefit plans for Company employees.

Role of the Independent Compensation Consultant

The Compensation Committee has the authority to retain outside counsel, consultants and other advisors to assist it in evaluating compensation or in otherwise discharging its duties and responsibilities. After consideration of independence factors as required by the NYSE, the Compensation Committee engaged WealthPoint, LLC to advise the Committee in connection with year-end 2019 compensation determinations, the structuring of executive compensation for 2020 and the compensation disclosures to be included in this proxy statement. This consultant also assisted the Compensation Committee in determining appropriate peers for purposes of comparing (but not benchmarking) market compensation, and provided other related services.

WealthPoint, LLC has not provided any services to the Company other than the services provided to the Compensation Committee. After considering, among other matters, the absence of any business or personal relationship between the consultants and any member of the Compensation Committee or any executive officer of the Company, the Compensation Committee has concluded the consultant’s services do not raise any conflicts of interest.

Other Compensation Considerations

Stock Ownership Guidelines

The Company’s executive officers as a group have historically maintained a high percentage of ownership of Company stock, especially when compared against other companies in the homebuilding industry. For example, Messrs. Mizel, Mandarich, Martin and Touff beneficially own shares totaling approximately 25% of the Company’s shares. See Beneficial Ownership of Common Stock – Ownership of Directors and Officers, above.

Nonetheless, in response to feedback received from the investor community, the Company has adopted formal equity ownership guidelines for the executive officers in order to expressly promote their continued short and long term financial alignment with the interests of the shareholders of the Company. Under the guidelines, each executive officer is encouraged to acquire and maintain ownership of common stock of the Company having an acquisition value of not less than the following multiple of the executive officer’s base annual salary:

Executive Officer	Multiple
CEO	5X
COO	5X
All Others	1X

To expedite achievement of the goal set forth above, each executive officer who has not yet achieved the goal agrees to retain the shares they acquire through restricted stock awards and the future exercise of employee stock options, net of taxes and any option exercise price, up to the number of shares necessary to achieve the goal. Messrs. Mizel, Mandarich, Martin and Touff have all achieved and maintain the stock ownership goal.

Anti-Hedging and Anti-Pledging Policies

Our executive officers (but not other employees) and our Directors are prohibited from acquiring an interest in financial instruments intended to hedge or offset any decrease in the market value of the Company’s stock held directly or indirectly by that person. They also are required to inform the Company’s compliance committee and obtain pre-clearance prior to purchasing Company stock on margin, margining Company stock or pledging Company stock as collateral for a loan.

Clawback Policy

In January 2015, based in part on shareholder feedback, the Corporate Governance/Nominating Committee approved a “Clawback” Policy. The Company’s Clawback Policy authorizes the Company to recover compensation previously paid to executive officers of the Company that was based upon any metric contained in a financial statement that was filed with the U.S. Securities and Exchange Commission during the Company’s then-current fiscal year or during one of the three prior fiscal years, which metric was materially restated.

Compensation and Risk Management

As part of its annual risk assessment, the Compensation Committee reviews the Company’s compensation policies and practices to confirm that the programs are designed in a manner that does not motivate individuals or groups to take risks reasonably likely to have a material adverse effect on the Company. Based on the Compensation Committee’s annual risk assessment, the Company believes that its compensation policies and practices for its employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company, and that such policies and practices are designed with strong oversight mechanisms in place.

Tax Considerations

Effective for tax years beginning on January 1, 2018 or later, Internal Revenue Code Section 162(m) was amended by the Tax Cuts and Jobs Act (the “TCJA”), which was signed into law on December 22, 2017. The tax reform legislation repealed the performance-based compensation exception to the Section 162(m) $1 million deduction limitation. The definition of a “covered employee” was revised to include the principal financial officer and any individual who held the position of either principal executive officer or principal financial officer at any time during the taxable year.

Previously, the Section 162(m) deductibility limitation was subject to an exception for compensation that qualified as “performance-based”. The Company was able to deduct certain performance-based compensation in excess of $1 million paid to our CEO and the three other most highly paid executives (excluding our CFO). Our compensation programs were designed to permit our Company to qualify for the “performance-based” exception, although the Company reserved (and continues to reserve) the right to pay compensation that did not qualify as “performance-based”.

Medical Insurance Benefits

Under the terms of their respective employment agreements, each of the CEO and COO is entitled to medical insurance benefits for the duration of his life (described in more detail below under “Employment Agreements”).

Other Compensation

In 2019 our executive officers also received compensation in the form of 401(k) employer contributions, incremental travel expenses incurred by the Company in support of not-for-profit organizations (as approved by the Board) and cell phone allowances.

The Board has determined that it is in the best interests of the Company for its CEO and its COO to use the Company's aircraft for non-Company purposes, when the aircraft is not being employed in the ordinary course of Company business. The CEO and the COO reimburse the Company for their non-Company use of the aircraft.

The objective of these benefits is to provide amenities to the CEO and COO that allow them to more efficiently utilize their time and to support them in effectively contributing to the success of the Company.

COMPENSATION COMMITTEE REPORT

The following Report of the Compensation Committee shall not be deemed to be "filed" with the SEC or to be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except that it will be deemed "furnished" in the Company's Annual Report on Form 10-K for 2018, but shall not be deemed incorporated by reference into any filing as a result of being furnished in the Annual Report.

The Compensation Committee hereby confirms that it has reviewed and discussed the Compensation Discussion and Analysis with management and, based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

Raymond T. Baker, Chairman Herbert T. Buchwald

SUMMARY COMPENSATION TABLE

For the fiscal years ended December 31, 2019, 2018 and 2017, the following table summarizes the compensation of the Company’s named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) [1]	Option Awards ($) [2]	Non-Equity Incentive Plan Compensation ($) [3]	All Other Compensation ($)	Total ($)
Larry A. Mizel,	2019	$1,000,000	N/A	$4,911,969	$1,576,080	$4,000,000	$297,539	$11,785,588
Chairman and CEO
	2018	$1,000,000	N/A	$4,030,967	$1,383,620	$5,000,000	$190,961	$11,605,548

	2017	$1,000,000	N/A	$4,471,044	N/A	$4,000,000	$124,414	$9,595,458

David D. Mandarich,	2019	$830,000	N/A	$4,911,969	$1,576,080	$4,000,000	$8,760	$11,326,809
President and Chief Operating
Officer	2018	$830,000	N/A	$4,030,967	$1,383,620	$5,000,000	$8,610	$11,253,197

	2017	$830,000	N/A	$4,471,044	N/A	$4,000,000	$8,460	$9,309,504

Robert N. Martin,	2019	$713,077	$850,000	$1,252,984	N/A	N/A	$9,120	$2,825,181
Senior Vice President, Chief
Financial Officer and Principal	2018	$653,077	$750,000	$1,048,547	N/A	N/A	$8,970	$2,460,594
Financial Officer
	2017	$576,923	$600,000	$1,092,746	N/A	N/A	$8,820	$2,278,489

Michael Touff,	2019	$444,231	$500,000	$74,984	N/A	N/A	$9,120	$1,028,335
Senior Vice President and
General Counsel	2018	$400,000	$500,000	$50,000	N/A	N/A	$8,970	$958,970

	2017	$394,609	$400,000	$49,975	N/A	N/A	$8,820	$853,404

1 The amounts shown in the "Stock Awards" column are based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of the following:

2019
- For Messrs. Mizel, Mandarich and Martin, Performance Share Units ("PSUs") were granted to each individual on August 5, 2019. These awards are performance based, and, therefore, the amounts in the table above include $3,912,000, $3,912,000 and $978,000 for Messrs. Mizel, Mandarich and Martin, respectively, reflecting the aggregate grant date fair value of the awards ($32.60 per share on the date of grant) multiplied by the probable outcome of the performance conditions as of the grant date. Assuming achievement of the highest level of performance for these awards, the grant date fair value of the performance-based equity awards for Messrs. Mizel, Mandarich and Martin total $7,824,000, $7,824,000 and $1,956,000, respectively.
- For each of Messrs. Mizel and Mandarich, this column also includes $999,969 in Restricted Stock Awards ("RSAs") that were granted February 1, 2019 pursuant to the 2018 performance goals established under the terms of the shareholder-approved Performance-Based Plan.
- For Mr. Martin and Mr. Touff, this column also includes $274,984 and $74,984, respectively, in RSAs that were granted on February 1, 2019 based on their 2018 performance.

2018
- For Messrs. Mizel, Mandarich and Martin, Performance Share Units ("PSUs") were granted to each individual on May 23, 2018. These awards are performance based, and, therefore, the amounts in the table above include $3,314,295, $3,314,295 and $828,574 for Messrs. Mizel, Mandarich and Martin, respectively, reflecting the aggregate grant date fair value of the awards ($25.57 per share on the date of grant) multiplied by the probable outcome of the performance conditions as of the grant date. Assuming achievement of the highest level of performance for these awards, the grant date fair value of the performance-based equity awards for Messrs. Mizel, Mandarich and Martin total $6,628,590, $6,628,590 and $1,657,147, respectively.
- For each of Messrs. Mizel and Mandarich, this column also includes $716,672 in Restricted Stock Awards ("RSAs") that were granted February 2, 2018 pursuant to the 2017 performance goals established under the terms of the shareholder-approved Performance-Based Plan.
- For Mr. Martin and Mr. Touff, this column also includes $219,973 and $50,000, respectively, in RSAs that were granted on February 2, 2018 based on their 2017 performance.

2017
- For Messrs. Mizel, Mandarich and Martin, Performance Share Units ("PSUs") were granted to each individual on June 20, 2017. These awards are performance based, and, therefore, the amounts in the table above include $3,571,128, $3,571,128 and $892,782 for Messrs. Mizel, Mandarich and Martin, respectively, reflecting the aggregate grant date fair value of the awards ($27.83 per share on the date of grant) multiplied by the probable outcome of the performance conditions as of the grant date. Assuming achievement of the highest level of performance for these awards, the grant date fair value of the performance-based equity awards for Messrs. Mizel, Mandarich and Martin total $7,142,256, $7,142,256 and $1,785,564, respectively.
- For each of Messrs. Mizel and Mandarich, this column also includes $899,990 in Restricted Stock Awards ("RSAs") that were granted February 2, 2017 pursuant to the 2016 performance goals established under the terms of the shareholder-approved Performance-Based Plan.
- For Mr. Martin and Mr. Touff, this column also includes $199,982 and $49,975, respectively, in RSAs that were granted on February 2, 2017 based on their 2016 performance.

For a description of assumptions used in valuing the awards, please see Note 22 (Stock Based Compensation) to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K, for the year ended December 31, 2019.

[2] The amounts shown in the "Option Awards" column are based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For Messrs. Mizel and Mandarich, the option awards granted in 2018 and 2019 were service based, were assigned a fair value of $6.41 and $7.88 per share, respectively, on the date of grant using the Black-Scholes option pricing model and are being expensed on a straight-line basis over the three year vesting period. For a description of the assumptions used in valuing the awards, please see Note 22 (Stock Based Compensation) to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2019. No option awards were granted in 2017.

[3] These non-equity incentive plan compensation amounts were paid in cash in accordance with the terms of the Performance-Based Plan, as in effect for the year indicated, as compensation for that year's performance. The amounts were paid in the subsequent year.

All Other Compensation

The table below provides a breakdown of all other compensation for 2019 for the named executive officers:

Name	Non- Business Use of Aircraft		401(k) Match [2]	Other [3]	Total
Larry A. Mizel	--	[1]	$8,400	$289,139	$297,539
David D. Mandarich	--	[1]	$8,400	$360	$8,760
Robert N. Martin	--		$8,400	$720	$9,120
Michael Touff	--		$8,400	$720	$9,120

1 The incremental costs of non-business use of the Company's aircraft are calculated as the total variable operating costs directly associated with non-business trips, which include fuel, pilot travel related costs, catering, landing fees, flight communications and trip-related maintenance (the “Incremental Cost”). For their non-business use of the aircraft in 2019, Messrs. Mizel and Mandarich each reimbursed the Company amounts in excess of the Incremental Cost to the Company.

2 401(k) match represents amounts paid in 2020 based on 2019 401(k) deferrals.

3 For Mr. Mizel, the amount shown for “Other” consists of (i) $286,029 of Incremental Costs incurred by the Company in support of Mr. Mizel's service to not-for-profit organizations, consistent with the Company’s commitment to sustainability, (ii) $2,390 of Incremental Costs for spousal travel to Company events, and (iii) $720 for a cell phone allowance.

GRANTS OF PLAN-BASED AWARDS IN 2019

The following table sets forth certain information with respect to awards granted during 2019 to our named executive officers. All equity awards were made under the 2011 Equity Incentive Plan.

					All other stock awards:		Exercise or Base	Grant Date Fair Value
		Estimated payouts under equity incentive plan awards [3]			Number of shares of stock		Price of Option	of Stock and Option
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)	or units (#)		Awards ($/Sh)	Award ($)
Larry A. Mizel	02/01/2019				32,895	[1]		$999,969
Larry A. Mizel	08/05/2019				200,000	[2]	$35.55	$1,576,080
Larry A. Mizel	08/05/2019	60,000	120,000	240,000				$3,912,000
David D. Mandarich	02/01/2019				32,895	[1]		$999,969
David D. Mandarich	08/05/2019				200,000	[2]	$35.55	$1,576,080
David D. Mandarich	08/05/2019	60,000	120,000	240,000				$3,912,000
Robert N. Martin	02/01/2019				9,046	[4]		$274,984
Robert N. Martin	08/05/2019	15,000	30,000	60,000				$978,000
Michael Touff	02/01/2019				2,466	[4]		$74,984

1 The restricted stock award will vest equally over three years, starting with February 1, 2020. Dividends are paid on the restricted stock. The restricted stock granted in 2019 was based on 2018 performance.

2 The option granted will become exercisable equally over three years, starting with the first anniversary of the grant date. The option granted was part of the executive’s 2019 long term incentive compensation.

3 The PSUs will be earned based upon the Company’s performance, over a three year period commencing January 1, 2019 and ending December 31, 2021 (the “Performance Period”), measured by increasing average home sale revenues over the Base Period. The “Base Period” for the awards is January 1, 2018 to December 31, 2018. The awards are conditioned upon the Company achieving a minimum average gross margin from home sales percentage (excluding impairments) of at least fifteen percent (15%) over the Performance Period. If Performance Revenues exceed the Base Revenues by at least 5% but less than 10% (“Threshold Goals”), 50% of the Target Goals will be earned. If Performance Revenues exceed the Base Revenues by at least 20%, 200% of the Target Goals will be earned (“Maximum Goals”). The number of PSUs earned under these grants shall be adjusted to be proportional to the partial performance between the Threshold Goals, Target Goals and Maximum Goals.

4 The restricted stock awards will vest equally over three years, starting with the first anniversary of the grant date. Dividends are paid on the restricted stock.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2019

The table below sets forth information with respect to all unexercised options, unvested restricted stock and unvested performance stock units awarded to our named executive officers that were outstanding as of December 31, 2019.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested ($)
Larry A. Mizel	110,224	-		23.51	12/30/2020	-		-	-		-
	110,224	-		25.86	12/30/2020	-		-	-		-
	612,360	-		19.96	3/8/2022	-		-	-		-
	1,224,720	-		23.18	5/18/2025	-		-	-		-
	72,000	144,000	[1]	28.51	5/23/2028	-		-	-		-
	-	200,000	[2]	35.55	8/5/2029	-		-	-		-
	-	-		-	-	19,693	[3]	751,485	-		-
	-	-		-	-	25,039	[4]	955,488	-		-
	-	-		-	-	16,120	[5]	615,139	-		-
	-	-		-	-	32,895	[6]	1,255,273	-		-
	-	-		-	-	-		-	256,608	[7]	9,792,161
	-	-		-	-	-		-	64,800	[8]	2,472,768
	-	-		-	-	-		-	60,000	[9]	2,289,600
David D. Mandarich	110,224	-		23.51	12/30/2020	-		-	-		-
	110,224	-		25.86	12/30/2020	-		-	-		-
	612,360	-		19.96	3/8/2022	-		-	-		-
	1,224,720	-		23.18	5/18/2025	-		-	-		-
	72,000	144,000	[1]	28.51	5/23/2028	-		-	-		-
	-	200,000	[2]	35.55	8/5/2029	-		-	-		-
	-	-		-	-	19,693	[3]	751,485	-		-
	-	-		-	-	25,039	[4]	955,488	-		-
	-	-		-	-	16,120	[5]	615,139	-		-
	-	-		-	-	32,895	[6]	1,255,273	-		-
	-	-		-	-	-		-	256,608	[7]	9,792,161
	-	-		-	-	-		-	64,800	[8]	2,472,768
	-	-		-	-	-		-	60,000	[9]	2,289,600

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested($)
Robert N. Martin	9,185	-	17.10	1/26/2022	-		-	-		-
	12,247	-	28.46	11/27/2022	-		-	-		-
	12,247	-	25.34	1/22/2024	-		-	-		-
	18,370	-	23.11	5/23/2025	-		-	-		-
	-	-	-	-	6,124	[10]	233,692	-		-
	-	-	-	-	2,782	[11]	106,161	-		-
	-	-	-	-	4,947	[5]	188,778	-		-
	-	-	-	-	9,046	[6]	345,195	-		-
	-	-	-	-	-		-	64,152	[5]	2,448,040
	-	-	-	-	-		-	16,200	[6]	618,192
	-	-	-	-	-		-	15,000	[7]	572,400
Michael Touff	30,618	-	32.37	2/1/2023	-		-	-		-
	30,618	-	23.67	2/6/2024	-		-	-		-
	30,618	-	20.35	1/26/2025	-		-	-		-
	-	-	-	-	695	[11]	26,521	-		-
	-	-	-	-	1,124	[5]	42,892	-		-
	-	-	-	-	2,466	[6]	94,103	-		-

1 This option vests as to 50% of the remaining shares on each of May 23, 2020 and 2021.

2 This option vests as to 33-1/3% of the shares on each of August 5, 2020, 2021 and 2022.

3 The restrictions on these shares lapse as to 100% of the remaining shares on December 31, 2020.

4 The restrictions on these shares lapse as to 50% of the remaining shares on each of December 31, 2020 and 2021.

5 The restrictions on these shares lapse as to 50% of the remaining shares on each of February 2, 2020 and 2021.

6 The restrictions on these shares lapse as to 33-1/3% of the shares on each of February 1,2020, 2021 and 2022.

7 The PSUs will be earned based upon the Company’s performance, over a three year period commencing April 1, 2017 and ending March 31, 2020. For more detail of the vesting terms see Note 22 (Stock Based Compensation) to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2019.

8 The PSUs will be earned based upon the Company’s performance, over a three year period commencing April 1, 2018 and ending March 31, 2021. For more detail of the vesting terms see Note 22 (Stock Based Compensation) to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2019.

9 The PSUs will be earned based upon the Company’s performance, over a three year period commencing January 1, 2019 and ending December 31, 2021. For more detail of the vesting terms see GRANTS OF PLAN-BASED AWARDS IN 2019 section above or Note 22 (Stock Based Compensation) to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2019.

10 This option vests as to 100% of the remaining shares each of May 23, 2020.

11 The restrictions on these shares lapse as to 100% of the remaining shares on each of February 2, 2020.

OPTION EXERCISES AND STOCK VESTED IN 2019

The following table provides additional information about value realized by the named executive officers on option award exercises and restricted stock award vestings during the year ended December 31, 2019.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Larry A. Mizel	220,448	$1,376,415	162,724	$10,475,871
David D. Mandarich	220,448	$507,694	162,724	$10,475,871
Robert N. Martin	-	-	47,126	$2,658,300
Michael Touff	36,741	$130,521	1,165	$38,247

PENSION BENEFITS AT DECEMBER 31, 2019

The following table shows, as of December 31, 2019, the present value of accumulated post-retirement medical insurance benefits under the employment agreements of Mr. Mizel and Mr. Mandarich.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Medical Insurance Benefits ($)	Payments During Last Fiscal Year ($)
Larry A. Mizel	Employment Agreement	N/A	$256,136	N/A
David D. Mandarich	Employment Agreement	N/A	$335,256	N/A
Robert N. Martin	N/A	N/A	N/A	N/A
Michael Touff	N/A	N/A	N/A	N/A

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information, as of December 31, 2019, with respect to the Company’s existing equity compensation plans.

Plan category	(a) Shares to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
Equity compensation plans approved by shareholders	5,399,184	24.00	2,475,201
Equity compensation plans not approved by shareholders	--	--	--
Total	5,399,184	24.00	2,475,201

EMPLOYMENT AGREEMENTS

Messrs. Mizel and Mandarich

The Company entered into employment agreements with Mr. Mizel and Mr. Mandarich, which have been amended over time and most recently as of October 18, 2013. The agreements provide for the executives' continued employment with the Company: Mr. Mizel as Chairman and Chief Executive Officer, and Mr. Mandarich as President and Chief Operating Officer. The agreements specify a minimum base salary, incentive compensation and medical benefits during the executive's employment as well as medical benefits upon the executive's retirement, disability or termination.

On March 8, 2012, the employment agreements were amended to provide a double trigger on the non-equity vesting portions of the agreements’ change-in-control provision and to increase the percentage threshold in the change-in-control definition from 20% to 50%.

On October 18, 2013 the Company reached agreements (collectively, the “Second Amendments”) with the CEO and COO for the early termination, as of June 30, 2013, of the non-qualified retirement benefits contained in their respective employment agreements.

Material terms of the employment agreements are summarized below.

Employment Term: The agreements automatically extend for two-year terms unless (1) the Company or the executive elects to terminate by six months written notice, or (2) the executive is terminated earlier. Neither party has given notice of termination.

Base Salaries: Mr. Mizel's base salary may not be less than $1,000,000 per year. Mr. Mandarich's base salary may not be less than $830,000 per year. The base salary for the executive may only be reduced below his prior year's base salary with the consent of the executive and the Company.

Incentive Compensation: Messrs. Mizel and Mandarich participate in the Company’s incentive compensation plans (“Performance Plans”).

Medical Insurance Benefits: The Company provides medical insurance benefits to Messrs. Mizel and Mandarich for the duration of their lives. This applies to each of them while he is employed and for the rest of his life after employment. The medical insurance coverage and benefits are at least comparable to those provided to the executive at the time the agreement was signed. The medical insurance benefits also provide comparable coverage for the executive's spouse for the duration of the executive's life and, if she survives the executive, for an additional sixty months after his death.

Long-Term Disability Benefits: The Company will provide the executive with long-term disability benefits. Under the benefits, the annual after-tax amount received by the executive would equal the after-tax amount of his base salary for the year in which he becomes disabled. This long-term disability benefit would be paid monthly until the earlier of the end of the executive's disability or prior to his becoming totally disabled. If the executive dies or becomes totally disabled during his employment, he or his estate will be entitled to receive all benefits earned under his Performance Plan and equity plans.

Vacation: The executive is entitled to receive six weeks of vacation each year without carryover from year to year.

Termination for Cause: The executive may be terminated for cause, as defined in their employment agreements. If either is terminated for cause, he will only be entitled to his base salary earned through the date of termination and will not be entitled to any other amounts under his employment agreement.

Termination Without Cause: If the executive is terminated without cause he will be entitled to receive:

●	an amount equal to his aggregate base salary during the three years prior to his termination; and
●	an amount equal to 300%, for Mr. Mizel, and 200%, for Mr. Mandarich, of the annual incentive compensation paid for the year prior to termination.

In addition, the executive's options and other rights under the equity plans would vest immediately and the executive, his spouse and his dependents would be entitled to continued medical benefits. Under the employment agreements, termination without cause includes the Company's election not to extend the term of the employment agreement and the Company's termination of the Performance Plans.

Change in Control Provisions: If a change in control of the Company occurs, all of the options, dividend equivalents and other rights granted to Messrs. Mizel and Mandarich under the equity plans and other Company plans would accelerate and become exercisable immediately before the occurrence of the transaction that caused the change in control. If the transaction is not completed, the options would remain subject to the restrictions to which they were originally subject.

If a change in control occurs, followed within two years by a material change, the executive can terminate his employment (if he has not already been terminated) within thirty days of the material change. If the executive terminates his employment due to a change in control, then:

●	he will receive an amount equal to his aggregate base salary during the three years prior to his termination;
●	he will receive an amount equal to 300%, for Mr. Mizel, and 200%, for Mr. Mandarich, of the annual incentive compensation paid for the year prior to termination;
●	he will be entitled to the accelerated vesting of options and rights; and
●

if the change in control involved a two-tier tender offer, at the executive's election the Company will either: (1) pay the executive the difference between the exercise price of the otherwise unvested options and the price offered in the first tier; or (2) adjust the option terms to provide the executive with an equivalent value.

Excess Parachute Payments: Certain payments that Messrs. Mizel and Mandarich may receive could be subject to an excise tax as an "excess parachute payment" under the Internal Revenue Code. This could occur following a change in control, a material change, or through other payments made to the executives. In their employment agreements, Messrs. Mizel and Mandarich have agreed to be paid those amounts, if any, in annual installments and over the shortest period of time in which they may be paid and not be treated as "excess parachute payments."

Change in Control and Material Change Defined

A "change in control," which is defined more fully in the employment agreements, occurs when:

●

a report on Schedule 13D is filed with the SEC that discloses that any person is the beneficial owner of fifty percent (50%) or more of the combined voting power of the then-outstanding securities of the Company. However, it will not be a change in control if that person is the Company or one of its subsidiaries, an employee benefit plan sponsored by the Company, or any Director as of the date of the employment agreements or his or her affiliate;

●

any person purchases securities through a tender offer or exchange offer if after the offer is completed the person in question is the beneficial owner of fifty percent (50%) or more of the combined voting power of the then-outstanding securities of the Company. However, it will not be a change in control if that person is the Company or one of its subsidiaries, an employee benefit plan sponsored by the Company, or any Director as of the date of the employment agreements or his or her affiliate;

●	the Company's shareholders approve a consolidation or merger after which the Company would not be the continuing or surviving corporation;
●	the Company's shareholders approve a consolidation or merger in which shares of Company's common stock would be converted into cash, securities or other property;
●	the shareholders approve any sale, lease, exchange or other transfer of all or substantially all the assets of the Company; or

●

the majority of the Board of Directors ceases to be composed of Directors who were on the Board at the beginning of any twelve-month period. However, it will not be a change in control if the election or nomination of each new director was approved by the vote of two-thirds of the Directors in office who were directors at the beginning of that twelve-month period.

A "material change," which is defined more fully in the employment agreements, occurs when:

●	the Company makes certain adverse changes in the executive's reporting relationship, titles, functions or duties;
●	the Company (without the executive’s consent) terminates the Performance Plans or amends them to provide for reduced payments to the executive;
●	the Company assigns or reassigns the executive, without his written permission, to another place of employment 50 miles or more from his residence;
●

the Company reduces the executive's base salary, annual incentive compensation, retirement benefits, long-term incentive compensation, or the manner in which the compensation is determined, or breaches the employment agreement; or

●	a purchaser of all or substantially all of the Company's assets or any successor or assignee of the Company fails to assume the employment agreement.

See "Potential Payments Upon Termination or Change in Control" below for additional information.

Certain Other Change in Control Agreements

Mr. Martin and Mr. Touff entered into change in control agreements with the Company effective May 23, 2015 and July 30, 2008, respectively. Each agreement will terminate on the earlier of termination of employment or the end of the current one-year term of the agreement. However, unless either party to the agreement elects by notice in writing delivered to the other at least 90 days prior to December 31 of the current term, the term of the agreement will be renewed automatically for successive one-year terms. In addition, if the agreement has not been terminated prior to a change in control (as defined below), upon a change in control, the term of the agreement will extend automatically following such change in control for two years.

The definition of change in control is generally the same as the definition in the description of the employment agreements above.

For purposes of Messrs. Martin’s and Touff’s agreements, a change in control event occurs if a change in control is followed by a material change within two years. A material change is defined in the agreements to occur if:

●	employment is terminated without cause (as defined in the agreements);
●	the Company makes certain adverse changes in the employee's reporting relationship, titles, functions or duties;
●	the Company assigns or reassigns the employee, without his written permission, to another place of employment more than fifty miles from his current place of employment;
●

the Company reduces the employee's base salary, annual or long-term incentive compensation, or the manner in which the compensation is determined unless the reduction applies to other officers of the Company; or

●	a purchaser of all or substantially all of the Company's assets or any successor or assignee of the Company fails to assume the agreement.

Pursuant to each agreement, if a change in control event occurs, the employee may elect within 90 days after the change in control event to terminate his employment, if not previously terminated by the Company, and to receive a change in control payment. The change in control payment (to be paid upon termination of employment by either the Company or the employee) equals two times the sum of: (i) the employee’s annual base salary in effect immediately prior to the change in control event, plus (ii) the amount of the employee’s last regular annual bonus, provided that the amount of the annual bonus shall not exceed 50% of the annual base salary in effect immediately prior to the change in control event.

If a change in control event occurs, the employee also would be entitled to continue to participate in the Company's employee benefit plans, policies and arrangements that provide insurance and medical benefits on the same basis as provided prior to the change in control event for a period of twelve months after the date of termination of his employment.

If a change in control as defined above occurs, all options, dividend equivalents and other rights granted to the employee under any Company equity incentive plan will be accelerated and become exercisable immediately prior to the closing of the change in control. If the change in control is not concluded, the election to exercise such options and other rights shall be of no effect and the options shall remain subject to their original restrictions.

Any amounts payable pursuant to the change in control agreement are in addition to any payments otherwise payable to the employee pursuant to any agreement, plan or policy of the Company. Certain payments that the employee may receive could be subject to an excise tax as an "excess parachute payment" under the Internal Revenue Code. This could occur following a change in control or a change in control event, either alone or together with other payments made to the employee. In the agreement, the employee has agreed to be paid those amounts, if any, in annual installments and over the shortest period of time in which they may be paid and not be treated as "excess parachute payments."

See "Potential Payments Upon Termination or Change in Control" below for additional information.

The Compensation Committee believes that the potential payments in these limited change in control circumstances fit well within the Company's overall compensation philosophy. The termination and change in control payments are calculated based on the base salaries and the annual bonuses paid to the executives. The Committee believes that the long-term interests of our shareholders are aligned with the executives in that their compensation is, in turn, aligned with the success of the Company. The potential change of control compensation varies with the compensation previously paid to the executive, affords stability to the Company's leadership and is consistent with the philosophy of the Committee to provide compensation that assures retention, incentive and reward to the executive team.

Amendments to Restricted Stock and Stock Option Agreements Awarded to the Company’s Named Executive Officers

On February 6, 2019, the compensation committee amended the Restricted Stock and Stock Option Agreements previously awarded to the Company’s named executive officers under the M.D.C. Holdings, Inc. 2011 Equity Incentive Plan such that in the event of death or disability the restricted stock and/or stock option awards will fully vest, all restricted stock restrictions will lapse and all options will become fully exercisable.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table shows potential payments to our named executive officers under existing contracts for various scenarios involving a change in control or termination of employment, assuming a triggering event on the last business day of 2019. Please see the narrative above under "Employment Agreements" and "Certain Other Change in Control Agreements" for a description of payments contemplated by these agreements.

Name	Benefit	Termination w/o Cause or Material Change		Change in Control		After Change in Control – Material Change or w/o Cause[1]		Voluntary Termination		Death		Disability
Larry A.	Severance Pay	$3,000,000	[2]			$3,000,000	[2]
Mizel	Ann. Incentive Comp.	$15,000,000	[3]			$15,000,000	[3]
	Stock/Option Vesting	$20,043,515	[4]	$34,330,619	[4]	$34,330,619	[4]			$25,068,782	[11]	$25,068,782	[11]
	Health Care Benefits	$256,136	[5]			$256,136	[5]	$256,136	[5]	$74,253	[5]	$256,136	[5]
David D.	Severance Pay	$2,490,000	[2]			$2,490,000	[2]
Mandarich	Ann. Incentive Comp.	$10,000,000	[3]			$10,000,000	[3]
	Stock/Option Vesting	$20,043,515	[4]	$34,330,619	[4]	$34,330,619	[4]			$25,068,782	[11]	$25,068,782	[11]
	Health Care Benefits	$335,256	[5]			$335,256	[5]	$335,256	[5]	$74,253	[5]	$335,256	[5]
Robert N.	Severance Pay					$1,440,000	[6]
Martin	Bonus Payment					$720,000	[7]
	Stock/Option Vesting	$4,512,458	[8]	$8,084,234	[9]	$8,084,234	[9]			$5,768,775	[11]	$5,768,775	[11]
	Health Care Benefits					$23,215	[10]
Michael	Severance Pay					$900,000	[6]
Touff	Bonus Payment					$450,000	[7]
	Stock/Option Vesting	$163,516	[8]	$163,516	[9]	$163,516	[9]			$163,516	[11]	$163,516	[11]
	Health Care Benefits					$-	[10]

1 Following both a change in control and a material change, Messrs. Mizel, Mandarich, Martin and Touff may elect to terminate employment and receive the identified benefits.

2 Calculated as the aggregate base salary earned by the executive during the prior three years. This amount does not include any amount that may be payable upon a two-tier tender offer that results in a change of control. See footnote 4 below.

3 Under the executive's employment agreement, this is calculated as of December 31, 2019 at 300% for Mr. Mizel and 200% for Mr. Mandarich of the "Annual Incentive Compensation" paid for 2018.

4 Amount is the value of unvested restricted stock at December 31, 2019 plus an amount representing the difference between MDC’s stock price at December 31, 2019 and the exercise price of unvested options, to the extent that the stock price exceeds the exercise price. Under the executive's employment agreement, the vesting of all options, dividend equivalents and other rights granted under equity incentive plans and any other Company plans would be accelerated so as to permit the executive to fully exercise all outstanding options and rights, if any, granted to the executive. In the event a change in control involves a two-tier tender offer, the Company would pay the executive (at the executive's election) the difference between the exercise price of the otherwise unvested options and the price offered in the first tier, or adjust the option terms to provide the executive with an equivalent value. In addition, this amount also includes the value of all unvested performance share units pursuant to the terms of the performance share unit grant agreement.

5 The amount shown is the total projected medical insurance benefit obligation for the executive, which would provide medical benefits that are at least comparable to those provided to the executive at the time his employment agreement was signed. After the end of his employment term, the date the executive becomes totally disabled, the date of the executive's termination without cause or the executive's election to terminate his employment following a change in control (but not in the event of termination for cause), the Company will pay the medical insurance benefit for the duration of the executive's life. The medical insurance benefit also provides comparable coverage for the executive's spouse for duration of the executive's life and, if she survives him, for an additional 60 months after his death. This amount is estimated based on 2019 costs incurred by the Company.

6 Upon the occurrence of the specified event, Messrs. Martin and Touff shall be entitled to receive an amount equal to 200% of their respective annual base salaries.

7 For each of Messrs. Martin and Touff the amount is calculated as two times the amount equal to each named executive’s last regular annual bonus, provided that for these purposes, such regular annual bonus amount shall not exceed 50% of his annual base salary at the rate in effect immediately before the change in control event.

8 Represents the value of all unvested restricted stock and performance share unit awards, which would become fully vested upon a termination by the Company without cause pursuant to the terms of the respective agreements.

9 Amount is the value of unvested restricted stock at December 31, 2019, plus an amount representing the difference between MDC’s stock price at December 31, 2019 and the exercise price of unvested options, to the extent that the stock price exceeds the exercise price. If a change in control occurs, all options, dividend equivalents and other rights granted to the employee under any Company equity incentive plans shall be accelerated and shall become exercisable immediately prior to the closing of the change in control so as to permit the employee fully to exercise all outstanding options and rights. In addition, this amount also includes the value of all unvested performance share units pursuant to the terms of the performance share unit grant agreement.

10 The employee shall also be entitled to continue to participate in each of the Company's employee benefit plans, policies or arrangements which provide insurance and medical benefits on the same basis as was provided to the employee prior to the change in control event for a period of 12 months after the date of termination of employee's employment. This amount is estimated based on 2019 costs incurred by the Company.

11 These amounts represent the pro rata value of each executive’s performance share units at December 31, 2019, upon death or disability, pursuant to the terms of the performance share unit agreements and the value of unvested restricted stock at December 31, 2019, plus an amount representing the difference between MDC’s stock price at December 31, 2019 and the exercise price of unvested options, to the extent that the stock price exceeds the exercise price pursuant to the terms of the restricted stock and stock option agreements previously awarded to the Company’s named executive officers under the M.D.C. Holdings, Inc. 2011 Equity Incentive Plan such that in the event of death or disability the restricted stock and/or stock option awards will fully vest, all restricted stock restrictions will lapse and all options will become fully exercisable.

2019 DIRECTOR COMPENSATION

We believe that effective corporate governance begins with a diverse, skilled and engaged Board of Directors. We are proud to report that our Board is more diverse, skilled and engaged than ever. In 2019, while one director attended over 87% of such meetings, the other directors all attended 100% of their Board and committee meetings. The Board is comprised of:

●	Ten directors with extensive financial, senior management and/or operational expertise;
●	Eight directors with extensive real estate and/or homebuilding industry experience;
●	Five directors extensively engaged in philanthropy in support of health, safety, social issues and the general welfare of the community and the nation; and
●	Two highly qualified female directors who have joined the Board over the last three years.

Your Board takes very seriously its responsibility to provide oversight, guidance and support for senior management. For this reason, we have established multiple mechanisms to facilitate frequent communication with senior management including:

●	Robust involvement of the independent Lead Director;
●	Comprehensive oversight of operations, risk-management and business strategy through monthly Board and Audit Committee meetings and frequent Legal Committee meetings.
●	Significant shareholder engagement with over 45% (by shares held) of the non-affiliated investors.

Our Board periodically reviews director compensation in collaboration with the Compensation Committee and its compensation consultant with reference to comparable individual and peer group director fees and prevailing market practices. The Board takes into consideration a number of specific factors attributable to the directors’ service on the Board, including the Company’s higher-than-usual frequency of Board, Audit and Legal Committee meetings, the Board and Audit Committee meetings are conducted on a regular monthly basis, Legal and Corporate Governance/Nominating Committee meetings, are held periodically, as required, with interim communications arising during the month, as necessary, and significant preparation before each meeting. Our Directors are engaged, active and expected to attend meetings fully prepared to thoughtfully participate and meaningfully contribute.

During 2019, each Director (excluding the Lead Director) who was not an officer of the Company ("Non-Employee Director") earned a retainer in the amount of $5,000 per month and the amount of $3,000 for each Board meeting attended. Committee members (excluding the Lead Director) earned $3,000 for each Audit Committee meeting attended and $2,500 for each Compensation and/or Corporate Governance/Nominating Committee meeting attended. The members of the Legal Committee (also excluding the Lead Director) earned a retainer in the amount of $2,000 per month. In addition, the chairmen of the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee each received a retainer in the amount of $1,250 per month. Mr. Berman received a retainer of $2,000 per month for his service as a director on the Board of HomeAmerican, which conducted four meetings during the year. The Lead Director earned $32,500 per month for performance of the duties and responsibilities established by the Board and his service as a member on all of the committees. Each Director is also reimbursed for expenses related to their attendance at Board and committee meetings.

Pursuant to the M.D.C. Holdings, Inc. 2011 Director Plan, approved by the shareholders in 2011 and amended with shareholder approval in 2016, each Non-Employee Director is annually granted a vested option to purchase 25,000 shares of common stock. The stock options are not exercisable until six months after the date of the grant. In lieu of acceptance of the stock option, each Non-Employee Director has the opportunity to elect, in advance and instead of the option grant, to receive an award of restricted stock in an amount valued at the equivalent reportable expense to the Company of the option grant. The restricted stock awards vest on March 1st of the following year.

As described in Proposal Three below, the amendment and restatement of the 2011 Director Plan as the 2020 Equity Plan for Non-Employee Directors is being proposed for approval by the shareholders.

The following table sets forth information regarding the compensation of the Company's Non-Employee Directors for the fiscal year ended December 31, 2019. The two Directors (Messrs. Mizel and Mandarich) who are executive officers receive no compensation for serving as Directors in addition to the compensation received as executive officers.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) [1]	All Other Compensation ($)	Total ($)
Raymond T. Baker	$128,500	$170,219	N/A	$298,719
Michael Berman	$153,000	$170,219	N/A	$323,219
David E. Blackford	$127,500	$170,219	N/A	$297,719
Herbert T. Buchwald	$390,000	$170,219	N/A	$560,219
Leslie B. Fox	$126,000	$170,219	N/A	$296,219
Courtney L. Mizel	$118,000	$170,219	N/A	$288,219
Paris G. Reece III	$144,000	$170,219	N/A	$314,219
David Siegel	$139,500	$170,219	N/A	$309,719

1 Each Non-Employee Director was granted a vested option to purchase 25,000 shares of common stock or a restricted stock award of equivalent value on August 1, 2019. The dollar amount shown for each Director is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For details on the assumptions used to calculate the fair value of options granted, see Note 22 (Stock Based Compensation) to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2019. As of December 31, 2019, Messrs. Baker, Reece and Siegel had outstanding option grants of 57,618, 30,618, and 91,854 shares, respectively. Messrs. Baker, Berman, Blackford, Buchwald, Reece and Siegel and Mses. Mizel and Fox had unvested restricted stock awards of 4,697 each.

CEO PAY RATIO DISCLOSURE

Pursuant to SEC rules, to determine our median employee, we used W-2 compensation for our entire employee population, all of whom are located within the United States.  As of December 31, 2019, we re-identified our median employee (excluding our CEO from the calculation). For the fiscal year ended December 31, 2019, we calculated that median employee’s total compensation using the same methodology that we used to calculate the total compensation for our CEO.  The 2019 annual total compensation of the median employee and our CEO, respectively, were $88,420 and $11,785,588. The ratio of the 2019 annual total compensation for our CEO to that of our median employee was 133 to 1.

COMPENSATION POLICIES AND PRACTICES AND RISK MANAGEMENT

The Company believes that its compensation policies and practices for its employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following persons served as members of the Compensation Committee during 2019: Raymond T. Baker and Herbert T. Buchwald. None of the committee members were, during the last fiscal year, officers or employees of the Company, none were formerly officers of the Company and none had a material interest in a "related person" transaction since the beginning of 2019. During 2019, none of our executive officers served as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our Board or Compensation Committee.

PROPOSAL TWO	ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Securities Exchange Act, as amended and SEC Rule 14a-21(a), we are providing our shareholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers (say-on-pay), which is described in this Proxy Statement.

“RESOLVED, that the shareholders hereby approve on an advisory basis the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

We have been providing these advisory votes on an annual basis. Following the 2020 Annual Meeting, the next advisory say-on-pay vote will be held at our 2021 Annual Meeting of Shareholders.

As described above under “Compensation Discussion and Analysis,” we believe that our ability to retain and motivate named executive officers with the skills, experience and capacity to succeed in our competitive industry has been essential to the success of our Company and a significant factor in creating long-term value for our shareholders. Our compensation philosophy recognizes the value of rewarding our executive officers for their past performance and motivating them to continue to excel in the future. We endeavor to deliver fair and appropriate compensation to our executive officers that is in the best interests of the Company and its shareholders.

The Board of Directors believes the Company’s compensation programs are tailored to retain and motivate key executives in alignment with maintaining and creating long-term value for our shareholders. The Board of Directors urges you to review carefully the Compensation Discussion and Analysis section of this Proxy Statement, which describes our compensation philosophy and programs in greater detail.

The Board of Directors recommends that you vote in favor of the Company’s executive compensation as described in this Proxy Statement by voting FOR this proposal.

PROPOSAL THREE	APPROVAL OF AMENDMENT AND RESTATEMENT OF THE M.D.C. HOLDINGS, INC. 2020 EQUITY PLAN FOR NON-EMPLOYEE DIRECTORS (FORMERLY KNOWN AS THE 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS)

The Board of Directors recommends a vote FOR the approval of the amended and restated 2020 Equity Plan for Non-Employee Directors.

At our 2011 Annual Meeting, our shareholders approved the M.D.C. Holdings, Inc. 2011 Stock Option Plan for Non-Employee Directors (the “2011 Director Plan”) and authorized a total of 1,000,000 shares of common stock to be available for issuance to our outside Directors under the plan. At our 2015 Annual Meeting, our shareholders approved the First Amendment to the 2011 Director Plan to increase the number of shares of common stock available under the 2011 Director Plan by an additional 325,000 shares to a total of 1,325,000 shares. At our 2016 Annual Meeting, our shareholders approved the Second Amendment to the 2011 Director Plan to allow the grant of restricted stock or restricted stock units in lieu of stock options at an equivalent expense to the Company.

On December 16, 2019, based on the recommendation of our Compensation Committee, our Board approved, subject to shareholder approval, an amendment and restatement of the 2011 Director Plan to rename the 2011 Director Plan as the M.D.C. Holdings, Inc. 2020 Equity Plan for Non-Employee Directors (such amended and restated 2011 Director Plan, the “2020 Equity Plan”) and to implement various other revisions to the 2011 Director Plan as more fully detailed below. A copy of the 2020 Equity Plan is attached as Appendix A.

Reason for the Amendment and Restatement of the 2011 Director Plan

Our Board of Directors believes that attracting and retaining highly qualified outside directors, and motivating them to serve the Company and its affiliated entities, is important to our growth and success. There is significant competition for non-employee directors with the skills required to oversee the products and services we offer. Our success depends in part upon attracting and retaining such experienced, knowledgeable individuals. In this regard, awards of Company equity are an important element in the attraction, retention and compensation of our outside directors in that the awards provide the outside directors an opportunity to acquire or increase a direct proprietary interest in the future success of our Company, thereby further promoting a close identity of interests between these individuals and our shareholders.

The 2011 Director Plan has been twice amended and nine years have passed since its inception. In the interest of improving the readability of the plan document, the Company is requesting approval to amend and restate the 2011 Director Plan document in its entirety to incorporate the First and Second Amendments, and in doing so also rename it the “M.D.C. Holdings, Inc. 2020 Equity Plan for Non-Employee Directors” in order to update the date reference in the name of the plan.

A total of 544,547 shares remain available for grant under the 2011 Director Plan. At this time, the Company does not request to increase the amount of shares authorized, and thus 544,547 shares would remain authorized for issuance under the 2020 Equity Plan.

The Company has declared three stock dividends since the adoption of the 2011 Director Plan, all without any corresponding increase in the amount of shares covered by the annual grant of each stock option under the 2011 Director Plan. Therefore, the Company is requesting to increase the number of shares covered by the annual grant of each stock option to reflect, on a going forward basis, the three stock dividends following the effective date of the 2020 Equity Plan (without increasing the total number of shares authorized under the 2020 Equity Plan).

The Company would also like to add provisions to clarify the duration and exercisability of Options in the event of a participant’s termination of Board service due to disability during the option period or a participant’s voluntary resignation from the Board during the option period; to clarify the applicability of conditions and forfeiture restrictions on Restricted Stock and RSUs in the event of a participant’s termination of Board service due to death or disability; and to add a definition of “disability” for purposes of the foregoing.

The Company also seeks to extend the termination date of the plan to terminate automatically ten years from the date the 2020 Equity Plan is approved by the Company’s shareholders.

Finally, the Company would like to make various minor revisions to the 2011 Director Plan to account for internal consistency, formatting, clarification, and obsolete references, and to reflect updates in Company policy and the Internal Revenue Code and related regulations.

Under New York Stock Exchange listing standards, shareholder approval is required for the Company to adopt material amendments to a stock option plan.

Accordingly, the Company recommends approval of the amendment and restatement of the 2011 Director Plan.

Summary of Material Amendments Made by the 2020 Equity Plan’s Amendment and Restatement of the 2011 Director Plan

The following discussion of the changes made to the 2011 Director Plan by the 2020 Equity Plan is qualified by reference to the full text of the 2020 Equity Plan, which is attached as Appendix A.

Proposed Change to the Name of the 2011 Director Plan: In order to reflect a more current date in the name of this plan and the fact that restricted stock and restricted stock units may be granted, the name of the 2011 Director Plan is updated to the “M.D.C. Holdings, Inc. 2020 Equity Plan for Non-Employee Directors.”

Increase in the Number of Options to be granted: To take into account stock dividends declared by the Company in 2016, 2017, and 2019, each Option to be granted on the first Grant Date following the effective date of the 2020 Equity Plan is updated to cover 30,618 shares of Company stock. To account for future stock dividends or any other recapitalization, split, reverse split, combination, exchange, dividend or other distribution payable in shares of stock of the Company, language was added to proportionally increase or decrease the number of Option shares to be granted under the plan, taking into account any such dividend or other above-described event.

Exercisability and Duration of Options upon a Participant’s Termination of Board Service Due to Disability: The language of the 2011 Director Plan was amended to provide that, if a participant’s service as a member of the Board terminates during the option period due to the participant’s “Disability” (as defined below), each Option granted to such participant will be fully exercisable on the date of termination of Board service and will remain outstanding for its respective term.

Duration of Options upon a Participant’s Voluntary Resignation from Board Service: The language of the 2011 Director Plan was amended to provide that if a participant voluntarily resigns from the Board during the option period, each Option granted to such participant will remain outstanding for its respective term.

Lapse of Conditions and Forfeiture Restrictions on Restricted Stock and RSUs upon a Participant’s Termination of Board Service Due to Death or Disability: The language of the 2011 Director Plan was amended to provide that if a participant’s service as a member of the Board terminates due to the participant’s death or “Disability” (as defined below), any conditions or forfeiture restrictions shall lapse as to all of the shares of Restricted Stock and RSUs that, at that time (the end of service as a member of the Board for death or Disability), were subject to conditions or forfeiture restrictions.

Definition of “Disability”: For purposes of the respective changes described above, a definition of “Disability” has been added to the 2011 Director Plan. Under this definition, a Non-Employee director is considered “disabled” if, unless otherwise provided in an employment, consulting or other services agreement, if any, between the Non-Employee director and the Company or an affiliate, the Non-Employee director is unable to perform each of the essential duties of such Non-Employee director’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided that, with respect to any award subject to Section 409A of the Internal Revenue Code, the Non-Employee director is: (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, is receiving income replacement benefits for a period of not less than three months under an accident or health plan maintained by the Company or an affiliate; or (iii) determined to be totally disabled by the Social Security Administration.

Extension of Termination Date: The automatic termination date of the plan has been extended to ten years from the date the 2020 Equity Plan is approved by the Company’s shareholders. The 2020 Equity Plan shall automatically terminate on such date unless sooner terminated by the Board.

Various Miscellaneous Updates: The 2011 Director Plan also has been updated for internal consistency, formatting, clarification, and obsolete references, and to reflect updates in Company policy and the Internal Revenue Code and related regulations (including Internal Revenue Code Sections 409A and 162(m)).

Summary of Material Terms of the 2020 Equity Plan

The following discussion of the material features of the 2020 Equity Plan is qualified by reference to the text of the 2020 Equity Plan, a copy of which is set forth in Appendix A and incorporated by reference.

Administration: The 2020 Equity Plan will be administered by the Board of Directors. Subject to the terms and conditions of the 2020 Equity Plan, the Board of Directors is authorized to take all action and make all determinations required or permitted under the plan and to conduct its general administration. The Board has the duty and power, among other things, to:

●	interpret the 2020 Equity Plan and award agreements;

●	correct any defect, supply any omission, or reconcile any inconsistency in the 2020 Equity Plan or any award agreement;

●	determine all rights under the plan; and

●	adopt any rules for plan administration, interpretation and application consistent with the plan.

Shares Subject to the Plan: Subject to the adjustments upon changes in capitalization described below, 544,547 shares of our common stock are available for issuance under the 2020 Equity Plan. As of the Record Date, there were 217,666 shares subject to outstanding grants and 544,547 shares available for (but not yet subject to) a grant. The shares underlying terminated awards will remain available for issuance under the 2020 Equity Plan and shares that are used to pay a grant’s exercise price or tax withholding obligations (as applicable) will not count against the 2020 Equity Plan’s share limit.

The closing price of a share of the Company’s common stock as reflected on the New York Stock Exchange on the Record Date was $45.51.

Eligibility: Only non-employee Directors are eligible to receive awards under the Director Plan. There are currently eight non-employee Directors eligible to participate in the 2020 Equity Plan.

Options: Grants of Options are made automatically to non-employee Directors each August 1st during the term of the 2020 Equity Plan providing each non-employee Director with the right to purchase 30,618 shares of common stock (as such number may be proportionally increased or decreased for any increase or decrease in the number of shares of stock outstanding on account of any recapitalization, split, reverse split, combination, exchange, dividend or other distribution payable in shares of stock, with such amount to be rounded to the nearest whole share). Automatic grants of such awards commenced on August 1, 2011 and, subject to the approval of the Director Plan by our shareholders, will continue on each August 1 until the earlier of (1) the termination of the 2020 Equity Plan ten years following shareholder approval or (2) the earlier termination of the plan by the Board. No consideration will be received by the Company for the granting of Options.

Each Option will be evidenced by an option agreement, which will state the number of shares it covers, the exercise price, the maximum term of the Option, and any other provisions as the Board shall determine. The Options are fully vested at grant and will become exercisable six months after grant, subject to such requirements as may be established by the Board and stated in the option agreement. The exercise price per share of common stock subject to an Option is at least the fair market value of the underlying stock at the date of grant of the Option. Each Option will terminate on its tenth anniversary, unless terminated sooner in the case of a participant who is removed as a Director during the option period for cause (as defined in the 2020 Equity Plan and determined by the Board); if a participant dies during the option period, the Option may be exercised by those empowered to do so under the participant’s will or by the laws of descent and distribution at any time during the term of the Option, but not thereafter; if a participant terminates service as a member of the Board during the option period due to his or her disability, the Option will be fully exercisable on the date of termination of Board service and will remain outstanding for its respective term; and if a participant voluntarily resigns from the Board during the option period, the Option will remain outstanding for its respective term. Options may be exercised, in whole or in part, by payment of the exercise price.

The exercise price of an Option shall be payable to the Company in full, in any method permitted under the option agreement, including: (i) in cash or in cash equivalents acceptable to the Company; (ii) by tendering unrestricted shares of stock already owned by the participant (for at least six months or such other period as may be required by the Committee in order to comply with applicable law and to avoid adverse accounting consequences) on the date of surrender to the extent the shares of stock have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which such Option shall be exercised, (iii) any other method approved or accepted by the Compensation Committee in its sole discretion, including, but not limited to a cashless (broker-assisted) exercise (although limitations might apply to certain executive officers), or (iv) any combination of the foregoing.

The exercise of an Option is conditioned on the satisfaction of any tax withholding requirements.

Restricted Stock and Restricted Stock Units: In the event that Restricted Stock or Restricted Stock Unit (RSU) awards are granted pursuant to the 2020 Equity Plan, the Restricted Stock or RSUs will be granted on each Grant Date to a participant consisting of (with respect to Restricted Stock grants) or will reflect (with respect to RSUs) that number of shares of stock equal to the compensation expense that would have been recorded by the Company for an Option divided by the fair market value for one share on the Grant Date. No consideration will be received by the Company for the granting of Restricted Stock or RSUs. Each RSU reflects the value of one share of Stock.

To date, the Board has only established procedures enabling participants to elect to receive Restricted Stock and not RSUs.

Each grant of Restricted Stock or RSUs will be evidenced by an award agreement that will state the number of shares of Restricted Stock or RSUs granted, the restriction period, any vesting conditions, or any other conditions or restrictions (as applicable), the form of payment (in the instance of RSUs), and such other terms and conditions as the Board may determine consistent with the terms of the 2020 Equity Plan. Any canceled grant of unvested Restricted Stock or RSUs will be forfeited and shall be available for future grant under the 2020 Equity Plan.

Unless otherwise determined by the Board, a participant holding shares of Restricted Stock will generally have the rights of a shareholder to vote the shares of Restricted Stock during a Restriction Period, and the holder of Restricted Stock will be entitled to receive cash dividends paid with respect to the shares of Restricted Stock. The Board may provide that any such dividends paid must be reinvested in additional shares of stock, which may or may not be subject to the same vesting conditions and restrictions applicable to the Restricted Stock. All distributions, if any, received by a participant with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares of stock, or other similar transaction will be subject to the restrictions applicable to the original grant.

Participants have no dividend, voting, or any other rights as a shareholder of the Company with respect to any RSU. RSUs will be granted together with a dividend equivalent right with respect to the underlying shares of stock subject to the RSUs and such dividend equivalent right shall be paid at the same time and in the same amount as dividends are paid to the Company’s shareholders. Dividend equivalent rights will be subject to forfeiture under the same conditions as apply to the underlying RSUs.

Payment of vested RSUs will be made as soon as practicable after the date(s) set forth in the RSU award agreement, and in the form set forth in the award agreement, subject to any deferral permitted under a deferred compensation arrangement available to the participant, or as otherwise provided in the applicable award agreement. The Board, in its sole discretion, will determine whether RSUs shall be paid in the form of cash, in shares of stock, or in a combination thereof.

Adjustments Upon Changes in Capitalization: The 2020 Equity Plan provides that, in the event of any changes in our capital structure that effects an increase or decrease in the number of shares of our common stock without receipt of consideration, the maximum number of shares of stock for which Options, Restricted Stock or RSUs may be granted under the 2020 Equity Plan shall be proportionately increased or decreased, and the number and kind of shares for which Options, Restricted Stock or RSUs are outstanding shall be proportionately increased or decreased. Any adjustment in outstanding Options will not increase the aggregate exercise price payable with respect to shares that are subject to the unexercised portion of the Option, in compliance with Section 409A of the Code. Except as otherwise provided in an award agreement, upon a change of control the Compensation Committee may take any action it deems necessary or desirable with respect to any awards including, among other things, providing that the awards are fully exercisable or providing that the holders of the awards will receive a cash payment in exchange for cancellation of the awards. In the event of a reorganization in which the Company is the surviving entity and no change of control occurs, any award will generally apply solely to securities to which the holder of the number of securities subject to such award would have been entitled immediately following such reorganization and, in the case of Options, with a corresponding proportionate adjustment of the exercise price per share. Adjustments to shares of stock will be made by the Board whose determination will be final and the Board may provide in award agreements for different provisions to apply to an award. However, any provisions may be modified by the Compensation Committee to avoid any tax that would otherwise be due under Section 409A of the Code.

Substitute Options: Options may be granted in substitution for, or in assumption of, outstanding Options previously granted by an entity acquired by the Company or an affiliate or with which the Company or an affiliate combines.

Other Terms: Each option agreement may contain other terms and conditions not inconsistent with the 2020 Equity Plan as may be determined by the Compensation Committee in its discretion.

No Options may be granted under the 2020 Equity Plan ten years after the date the restated plan is approved by the shareholders.

Our Board of Directors may terminate, amend or modify the 2020 Equity Plan. However, no amendment or modification may become effective without shareholder approval if required by applicable law or regulatory requirement. The listing standards of the New York Stock Exchange require that all equity compensation plans, and any material revisions to the plans, be subject to shareholder approval, with certain limited exemptions.

Options granted under the 2020 Equity Plan generally are not transferable other than upon death, in certain family transfers, or pursuant to a court-approved domestic relations order.

The 2020 Equity Plan is governed by the laws of the state of Delaware except for conflict of law provisions.

Federal Tax Consequences associated with Options, Restricted Stock, and RSUs

The following is a general summary, as of December 2019, of the federal income tax consequences to us and to U.S. participants associated with the award of non-qualified stock options, restricted stock and restricted stock units under the Plan, and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. Each participant is advised to consult his or her individual tax advisor concerning his or her personal tax consequences.

Non-qualified Stock Options: A participant who receives a non-qualified stock option generally will not recognize taxable income on the grant of such option but will recognize ordinary income at the time of exercise of such option, equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares would be short or long term capital gain or loss depending on whether the shares had been held by the participant for more than one year.

Restricted Stock: A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date.” The determination date is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not freely transferable, in which case the determination date is the earlier of (i) the date on which the shares become freely transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code (a “Section 83(b) election”), to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. This withholding rule does not apply to non-employee directors. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. Any dividends paid with respect to grants of restricted stock will be taxed in the year of payment as either compensation if a Section 83(b) election was not made, or as dividend income if it was made.

Restricted Stock Units: A participant generally will recognize no income upon the receipt of a restricted stock unit award. Upon the settlement of such an award, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any substantially vested shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. This withholding rule does not apply to non-employee directors. If the participant receives shares of restricted stock in payment of the restricted stock unit award, the participant generally will be taxed in the same manner as described under “Restricted Stock.” A participant may not, however, make a Section 83(b) election with respect to restricted stock unit awards. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date (as defined under “Restricted Stock”), will be taxed as capital gain or loss.

Income Tax Effects for our Company: MDC generally will be entitled to a tax deduction in connection with an award under the 2020 Equity Plan in an amount equal to the ordinary income recognized by a participant at the time the participant recognizes such income (for example, upon the exercise of a non-qualified stock option, upon the vesting of restricted stock and upon the payment of restricted stock units), except to the extent such deduction is limited by applicable provisions of the Code.

Internal Revenue Code Section 409A: Section 409A of the Internal Revenue Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of section 409A generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the recipient of the award who are our employees over and above the income tax owed plus possible penalties and interest. The types of arrangements covered by section 409A are broad and may apply to certain awards available under the 2020 Equity Plan.

New Plan Benefits

All Options under the 2020 Equity Plan, or Restricted Stock or RSUs if the Directors elect to receive Restricted Stock instead of Options, will be granted automatically and, therefore, the benefits and amounts that will be received or allocated under the 2020 Equity Plan are generally determinable.  Each Option will cover thirty thousand six hundred eighteen (30,618) shares.  If the Director elects to receive Restricted Stock or RSUs instead of stock Options, the number of shares of Restricted Stock or RSUs to be received will reflect that number of shares with a fair market value equal to the compensation expense that would be recognized by the Company with respect to the grant of 30,618 Options divided by the closing sale price reported for one share of MDC common stock on the NYSE on the Grant Date, or if the market is closed for such day, on the next preceding trading day.

The following table sets forth the current value of shares subject to awards that will be granted annually under the 2020 Equity Plan to the below individuals automatically if the Amendment is adopted by the shareholders of the Company.  The next grant will not occur until August 1, 2020, and, therefore, the dollar value will likely be different than the amount that is listed below.

New Plan Benefits

M.D.C. Holdings, Inc. 2020 Equity Plan for Non-Employee Directors

	If Options are Elected		If Restricted Stock or RSUs are Elected
Name of Non-Employee Director	Dollar Value ($)	Number of Shares	Dollar Value ($)	Number of Shares
All non-employee directors as a group	N/A [1]	244,944	N/A [2]	N/A [2]

[1]	Not applicable since plan is a stock option plan.
[2]	Not applicable since dollar value and number of shares will be based on the equivalent value of 30,618 Options to purchase shares of Company stock.

Past Awards under the 2020 Equity Plan

Over each of the nine years since the 2020 Equity Plan’s inception, the Company has awarded under this plan Options with respect to 25,000 shares of MDC common stock, or a grant of restricted stock in lieu of a stock option at an equivalent expense to the Company, to each non-employee director.

The Board of Directors recommends a vote FOR the approval of the amended and restated 2020 Equity Plan for Non-Employee Directors.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee shall not be deemed to be "filed" with the SEC or to be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent registered public accounting firm, Ernst & Young LLP ("independent auditors"), is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee generally meets monthly, or more often as necessary, to fulfill its responsibility to monitor and oversee these processes, as described in the Audit Committee Charter.

The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company for the year ended December 31, 2019 with the Company's management, the independent auditors and the Company's internal audit department. The Audit Committee has discussed with the independent auditors the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (PCAOB).

The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding independent auditors’ communications with audit committees concerning independence, and has discussed with the independent auditors their independence status.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

AUDIT COMMITTEE

Paris G. Reece III, Chairman Michael A. Berman Herbert T. Buchwald Leslie B. Fox

TRANSACTIONS WITH RELATED PERSONS

The Company leases its headquarters office space at 4350 S. Monaco Street, Denver CO 80237. Approximately 5,437 square feet in the Company's office building at 4350 S. Monaco Street is subleased by an entity affiliated with Mr. Mizel, for which it paid rent in 2019 to the Company of $149,952.

During 2019, the Company paid a firm owned by Carol Mizel, Mr. Mizel's spouse, $120,000 for consulting services in connection with corporate and consumer marketing, merchandising, design work, human resources development, product development, and such other matters as were requested by the Company's senior management. The firm, Mizel Design and Decorating Company, provided these services under an Independent Contractor Agreement with the Company, dated as of January 1, 2005. The Company also provides Ms. Mizel with office space in the Company's office building at 4350 S. Monaco Street, which has an estimated annual rental value of approximately $7,500.

Effective as of January 1, 2005, and August 2, 2007, Larry A. Mizel, Chief Executive Officer, and David D. Mandarich, President and Chief Operating Officer, each entered into lease agreements for their non-business use of Company aircraft when the aircraft is not required for Company business. The lease agreements require payment of the Incremental Expenses incurred by the Company for each non-business use, as defined in the lease agreements. The Incremental Expenses represent the maximum reimbursement permitted by the Federal Aviation Administration in Federal Aviation Regulation Part 91.501(d). The executive officers also pay the federal excise tax for the non-business use of the aircraft. Copies of the lease agreements have been filed with the SEC on Form 8-K and Form 10-Q. For their non-business use of the aircraft in 2019, Messrs. Mizel and Mandarich reimbursed the Company for Incremental Expenses of $220,000 and $100,000, respectively.

As noted above under Election of Directors, Director Courtney L. Mizel is the daughter of the Company’s Chairman of the Board and Chief Executive Officer, Larry A. Mizel.

REVIEW OF TRANSACTIONS WITH RELATED PERSONS

Our policies require that full information be disclosed regarding transactions with related persons, without mandating how such transactions are to be addressed, so that they may be considered on their own merits. Specifically, our Corporate Code of Conduct, in addressing conflicts of interest, notes that personal interests of our employees and Directors and their family members could come into conflict, or create the appearance of a conflict, with the Company's interest. Accordingly, the Code of Conduct requires all employees (including our executive officers) and our Directors to immediately report conflicts of interest or transactions that could create the appearance of a conflict of interest. These reports are to be made immediately to a Company compliance officer (as identified in the Code of Conduct), the Company's Asset Management Committees, or, for members of the Company's Board of Directors, to the Audit Committee, for a determination as to compliance with the Code of Conduct.

In addition, the Audit Committee's charter provides for the Committee to be informed of related party transactions. In support of this and the Company's SEC reporting requirements, the following written procedure has been adopted. Specifically, the Directors and executive officers are to report to the Company's legal department all related party transactions between the Company (or any of its subsidiaries) and any of the executive officers and Directors, including any of their family members, which is reported on a monthly basis to the Audit Committee. Also, our CFO reports on a monthly basis to the Audit Committee as to the best of the CFO’s, CEO’s, and COO’s knowledge, whether or not any related party transactions have occurred.

PROPOSAL FOUR	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for the selection, oversight, retention and termination of our independent auditors. The Audit Committee has selected Ernst & Young LLP, a registered public accounting firm, as our independent auditors for 2020. The Audit Committee and the Board seek shareholder ratification of this selection. The Audit Committee may, in its discretion, direct the appointment of another independent registered public accounting firm at any time during the fiscal year.

The Board of Directors recommends a vote FOR ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm.

A representative of Ernst & Young LLP is expected to be present at the Meeting and will have the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

Audit Fees and All Other Fees

A summary of the fees of Ernst & Young LLP for the years ended December 31, 2019 and 2018 are set forth below:

	2019 Fees	2018 Fees
Audit Fees [1]	$1,302,269	$1,319,386
Audit-Related Fees	-	-
Tax Fees	-	15,000
All Other Fees [2]	2,078	2,078
Total Fees	$1,304,347	$1,336,464

1 Consists of fees and expenses for the audit of consolidated financial statements, SAS 100 interim reviews, the audit of internal control over financial reporting and services rendered in connection with statutory and regulatory filings (includes the audit of HomeAmerican).2019 fees also included services rendered in connection with the issuance of consents.

2 Consists of fees for access to Ernst & Young LLP online resources.

Audit Committee Pre-Approval Procedures

Under the procedures established by the Audit Committee, all audit services and all non-audit services by the Company's auditors are to be pre-approved by the Audit Committee, subject to the de minimis exception provided under Section 202 of the Sarbanes-Oxley Act of 2002. In certain cases, pre-approval is provided by the committee for up to a year as to particular categories of services, subject to a specific budget. The committee also has delegated to each of its members the authority to grant pre-approvals, such pre-approvals to be presented to the full committee at the next scheduled meeting. For 2019 and 2018, all of the fees included under the headings "Audit-Related Fees," "Tax Fees" and "All Other Fees" above were pre-approved by the Audit Committee.

OTHER MATTERS

Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than the proposals set forth above. If you grant a proxy, each of the persons named as proxy holder, Michael Touff and Joseph H. Fretz, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for Director, the proxy holder may vote your proxy for such other candidate or candidates nominated by our Board.

SHAREHOLDER PROPOSALS

Any proposal a shareholder desires to present at the 2021 Annual Meeting of Shareholders and to have included in the Company's proxy soliciting materials pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received in writing by the Secretary of the Company not later than Saturday, October 31, 2020. However, if the date of the 2021 Annual Meeting changes by more than 30 days from the date of the 2020 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials as the Company shall inform the shareholders.

For shareholder proposals submitted outside the Rule 14a-8 process, the Company's By-Laws provide that only business properly brought before a meeting will be conducted. For business to be properly brought before a meeting by a shareholder, the shareholder must give timely notice thereof in writing to the Secretary of the Company. To be timely, the notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting; however, in the event that less than 75 days' notice or prior public disclosure of the date of such meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or such public disclosure was made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business.

If notice of a proposal is not submitted in writing and received by the Company at the address appearing on the first page of this proxy statement by the dates described above, then the proposal will be deemed untimely under Rule 14a-4 of the Securities Exchange Act of 1934 and the persons appointed as the Company's proxies will have the right to exercise discretionary voting authority with respect to the proposal.

INCORPORATION BY REFERENCE

The Company hereby incorporates by reference into this Proxy Statement Note 22 (Stock-Based Compensation) to the Consolidated Financial Statements from Item 8 of its annual report on Form 10-K for the fiscal year ended December 31, 2019, filed with the Securities and Exchange Commission on January 30, 2020.

BY THE ORDER OF THE BOARD OF DIRECTORS,

Larry A. Mizel

Chairman of the Board

APPENDIX A

M.D.C. HOLDINGS, INC.

2020 EQUITY PLAN

FOR NON-EMPLOYEE DIRECTORS

(Formerly known as the M.D.C. Holdings, Inc.

2011 Stock Option Plan for Non-Employee Directors)

(Adopted December 16, 2019)

(Approved by the Company’s shareholders on [____], 2020)

1.	INTRODUCTION		1
	1.1	Establishment	1
	1.2	Purpose	1
2.	DEFINITIONS		1
3.	PLAN ADMINISTRATION		5
	3.1	General	5
	3.2	Delegation by the Board	6
	3.3	Professional Assistance and Good Faith Actions	6
	3.4	Limitations on Authority	6
	3.5	No Liability	6
	3.6	Book Entry	6
4.	STOCK SUBJECT TO THE PLAN		6
	4.1	Number of Shares	6
	4.2	Share Counting	7
5.	ELIGIBILITY AND PARTICIPATION		7
	5.1	Eligibility	7
	5.2	Election	7
6.	STOCK OPTIONS		7
	6.1	Grant of Options	7
	6.2	Option Agreement	7
	6.3	Exercise of Option	8
	6.4	Transferability	9
	6.5	Family Transfers	9
	6.6	Rights of Holders of Options	9
7.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS		9
	7.1	Grant of Restricted Stock and RSUs	9
	7.2	Restricted Stock	10
	7.3	Restricted Stock Units (RSUs)	10
	7.4	Termination of Service	11
	7.5	Termination of Service due to Death or Disability	11
8.	TAX WITHHOLDING		11
9.	PARACHUTE LIMITATIONS		13
10.	EFFECT OF CHANGES IN CAPITALIZATION		13

i

	10.1	Changes in Stock	13
	10.2	Change of Control	13
	10.3	Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs	14
	10.4	Adjustment	14
	10.5	No Limitations on the Company	14
11.	REQUIREMENTS OF LAW		14
	11.1	General	14
	11.2	Rule 16b-3	15
12.	GENERAL PROVISIONS		15
	12.1	Disclaimer of Rights	15
	12.2	Nontransferability of Options, Restricted Stock or RSUs	15
	12.3	Changes in Accounting or Tax Rules	16
	12.4	Nonexclusivity of the Plan	16
	12.5	Captions	16
	12.6	Other Award Agreement Provisions	16
	12.7	Severability	16
	12.8	Governing Law	16
	12.9	Section 409A	17
13.	AMENDMENT, MODIFICATION AND TERMINATION		17
	13.1	Amendment, Modification, and Termination	17
	13.2	Options, Restricted Stock or RSUs Previously Granted	17
14.	DURATION		17
15.	EXECUTION		17

ii

M.D.C. HOLDINGS, INC.

2020 EQUITY PLAN

FOR NON-EMPLOYEE DIRECTORS

1.	INTRODUCTION

1.1     Establishment. M.D.C. Holdings, Inc., a Delaware corporation (the “Company”), hereby amends and restates the M.D.C. Holdings, Inc. 2011 Stock Option Plan for Non-Employee Directors, which will now be known as the M.D.C. Holdings, Inc. 2020 Equity Plan for Non-Employee Directors (the “Plan”). The Plan permits the grant of Non-Qualified Stock Options, Restricted Stock and Restricted Stock Units (as defined herein) in accordance with the terms hereof.

1.2     Purpose. The Plan is intended to enhance the Company’s ability to attract and retain highly qualified directors and to motivate such persons to serve the Company and its Affiliates (as defined herein) by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the future success of the Company.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1     “Affiliate” means with respect to the Company, (i) any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including without limitation, any subsidiary, and (ii) any corporation or other entity controlling, controlled by, or under common control with the Company, including any member of an affiliated group of which the Company is a common parent corporation or subsidiary corporation (within the meaning of Section 424 of the Code).

2.2     “Award Agreement” means any Option Agreement, Restricted Stock Award Agreement, or RSU Award Agreement.

2.3     “Benefit Arrangement” means as defined in Section 9.

2.4     “Board” or “Board of Directors” means the board of directors of M.D.C. Holdings, Inc.

2.5     “Business Combination” means as defined in Section 2.7

2.6     “Cause” means, as determined by the Board and unless otherwise provided in an employment, consulting or other services agreement, if any, between the Non-Employee director and the Company or an Affiliate, (i) any willful breach of any material written policy of the Company or an Affiliate, including those policies prohibiting sexual harassment, that is materially detrimental to the Company or the Affiliate; (ii) engaging in any conduct involving moral turpitude that is materially detrimental to the Company or an Affiliate, including, but not limited to, misappropriation or conversion of assets of the Company or an Affiliate (other than immaterial assets); (iii) a conviction of or entry of a plea of nolo contendere to a felony; or (iv) a material breach by the Non-Employee director of any term of any confidentiality agreement between the Non-Employee director and the Company or an Affiliate. No act or failure to act by the Non-Employee director shall be deemed “willful” if done, or omitted to be done, by him or her in good faith and with the reasonable belief that his or her action or omission was in the best interest of the Company or an Affiliate.

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2.7     “Change of Control” means and shall be deemed to have occurred upon the occurrence of:

(a)     the acquisition by any individual, entity, or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors;

(b)     the individual directors of the Board as of the Effective Date (the “Incumbent Directors”) cease to constitute at least half of the Board within a twelve-month period; provided, however, that for purposes of this paragraph, any new director whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least a of two-thirds of the Incumbent Directors at the beginning of such twelve-month period shall be considered an Incumbent Director;

(c)     consummation, in one transaction or a series of related transactions, of a reorganization, merger, or consolidation of the Company or sale or other disposition, direct or indirect, of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, the Persons who were the “beneficial owners” of outstanding voting securities of the Company immediately prior to such Business Combination “beneficially own,” by reason of such ownership of the Company’s voting securities immediately before the Business Combination, more than 50% of the combined voting power of the company resulting from such Business Combination (including, without limitation, a company which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such Business Combination; or

(d)     approval by those Persons holding the voting securities of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, solely with respect to any Option, Restricted Stock or RSU that is subject to Section 409A of the Code and payable upon a Change of Control, the term “Change of Control” shall mean an event described in one or more of the foregoing provisions of this definition, but only if it also constitutes a “change in control event” within the meaning of Treas. Reg. Section 1.409A-3(i)(5).

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2.8     “Code” means the Internal Revenue Code of 1986, as amended, and the regulations, interpretations, and administrative guidance issued thereunder.

2.9     “Committee” means the Compensation Committee of the Board.

2.10     “Company” means M.D.C Holdings, Inc., a Delaware corporation.

2.11     “Corporate Event” means an event described in Section 10.1.

2.12     “Disability” means, unless otherwise provided in an employment, consulting or other services agreement, if any, between the Non-Employee director and the Company or an Affiliate, the Non-Employee director is unable to perform each of the essential duties of such Non-Employee director’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided that, with respect to any award subject to Section 409A of the Code, the Non-Employee director is: (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, is receiving income replacement benefits for a period of not less than three months under an accident or health plan maintained by the Company or an Affiliate; or (iii) determined to be totally disabled by the Social Security Administration.

2.13     “Effective Date” means the effective date of this amended and restated Plan, which is the date this amended and restated Plan was approved by the shareholders of the Company, and no Options, Restricted Stock or RSUs may be awarded after the tenth anniversary of the Effective Date.

2.14     “Employee” means any individual who is a common-law employee of the Company or an Affiliate determined in accordance with the Company’s standard personnel policies and practices.

2.15     “Exchange Act” means the U.S. Securities Exchange Act of 1934, as it may be amended from time to time, or any successor act thereto.

2.16     “Exercise Price” means the price at which a share of Stock may be purchased pursuant to the exercise of an Option.

2.17     “Fair Market Value” means the value of a share of Stock as of a particular day, determined as follows: (a) the closing sale price reported for such share on the national securities exchange or national market system on which such stock is principally traded, or if no sale of shares is reported for such day, on the next preceding day on which a sale was reported, or (b) if the shares of Stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith in its sole discretion consistent with the requirements under Section 409A of the Code.

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2.18     “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Participant, a trust in which any one or more of these persons (or the Participant) in the aggregate have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Participant) in the aggregate control the management of assets, and any other entity in which one or more of these persons (or the Participant) in the aggregate own more than fifty percent (50%) of the voting interests; provided, however, that to the extent required by applicable law, the term Family Member shall be limited to a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Participant or a trust or foundation for the benefit of any one or more of these persons.

2.19     “Grant Date” means August 1st, the date each year that Options, Restricted Stock, or RSUs are automatically granted to Non-Employee directors.

2.20     “Incentive Stock Option” means a type of option to purchase shares of stock designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.

2.21     “Incumbent Directors” means as defined in Section 2.7

2.22     “Minimum Statutory Withholding” means as defined in Section 8.

2.23     “Non-Employee” means a person that is not an Employee.

2.24     “Non-Qualified Stock Option” means any Option other than an Incentive Stock Option.

2.25     “Option” means an option to purchase one or more shares of Stock at a stated or formula price for a specified period of time. An Option granted under the Plan shall be a Non-Qualified Stock Option.

2.26     “Option Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to each Option. The Option Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistency between the provisions of the Plan and any Option Agreement, the provisions of the Plan shall govern.

2.27     “Other Agreement” means as defined in Section 9.

2.28     “Parachute Payment” means as defined in Section 9.

2.29     “Participant” means any eligible Non-Employee director of the Company who is granted an Option, Restricted Stock or RSU under the Plan.

2.30     “Person” means as defined in Section 2.7

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2.31     “Plan” means this M.D.C. Holdings, Inc. 2020 Equity Plan for Non-Employee Directors, as amended from time to time.

2.32     “Restricted Stock” means an award of shares of Stock granted under, and subject to, the provisions of Section 7.2

2.33     “Restricted Stock Award Agreement” means a written or electronic agreement setting forth the terms and conditions applicable to each award of Restricted Stock. The Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan. In the event of an inconsistency between the provisions of the Plan and the Restricted Stock Award Agreement, the provisions of the Plan shall govern.

2.34     “Restricted Stock Unit or RSU” means an award of Restricted Stock Units granted pursuant to, and subject to, the provisions of Section 7.3

2.35     “Restriction Period” means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based upon the passage of time, or upon the occurrence of other events as determined by the Board).

2.36     “RSU Award Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to each award of RSUs. The RSU Award Agreement shall be subject to the terms and conditions of the Plan. In the event of an inconsistency between the provisions of the Plan and the RSU Award Agreement, the provisions of the Plan shall govern.

2.37     “Securities Act” means the U.S. Securities Act of 1933, as it may be amended from time to time, or any successor act thereto.

2.38     “Stock” means a share of M.D.C. Holdings, Inc. common stock, $0.01 par value per share.

2.39     “Substitute Options” means Options granted in substitution for, or in assumption of, outstanding Options previously granted by an entity acquired by the Company or an Affiliate or with which the Company or Affiliate combines. The terms and conditions of any Substituted Options shall comply with the requirements for substitutions of Options made in connection with a corporate transaction or certain other adjustments that are not treated as modifications under Treas. Reg. Section 1.424-1 and Section 409A of the Code, as applicable.

3.	PLAN ADMINISTRATION

3.1     General. The Plan shall be administered by the Board, which shall have full power and authority to take all actions and to make all determinations as are required or permitted under the Plan. The Board shall conduct the general administration of the Plan in accordance with its provisions. The Board’s duties and powers shall include, but not be limited to, the power to interpret the Plan and the Award Agreements, to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement, to determine the right of all Non-Employee directors and other interested persons hereunder, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

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3.2     Delegation by the Board. The Board may, from time to time, delegate to the Committee, the power and authority to document Options, Restricted Stock or RSUs under the Plan to specified groups of eligible individuals, subject to such restrictions and conditions as the Board, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Board shall determine. To the extent that the Board has delegated the authority to determine certain terms and conditions of an Option, Restricted Stock or RSU, all references in the Plan to the Board’s exercise of authority in determining such terms and conditions shall be construed to include the Committee to the extent the Board has delegated the power and authority to make such determination. However, any delegation (a) shall not result in the loss of an exemption under Rule 16b-3(d) for Options, Restricted Stock or RSUs granted to Participants subject to Section 16 of the Exchange Act in respect of the Company (b) will not result in a related-person transaction with an executive officer required to be disclosed under Item 404(a) of Regulation S-K (in accordance with Instruction 5.b thereunder) under the Exchange Act and (c) shall be permitted under Section 157 and other applicable provisions of the Delaware General Corporation Law.

3.3     Professional Assistance and Good Faith Actions. All expenses and liabilities incurred by members of the Board or Committee in connection with the administration of the Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Board, the Committee, the Company and its officers shall be entitled to rely upon the advice, opinions or valuations of any such persons. All action taken and all interpretations and determinations made by the Board or the Committee in good faith shall be final and binding upon all Non-Employee directors, the Company and all other interested persons.

3.4     Limitations on Authority. The Board and the Committee shall, in exercising discretion under the Plan, comply with all contractual and legal obligations of the Company, the Board or the Committee in effect from time to time, whether contained in the Company’s charter, bylaws, or other binding contract, or in the Committee’s charter, or in applicable law.

3.5     No Liability. No member of the Board or of the Committee shall be liable for any action or determination or interpretation made in good faith with respect to the Plan, any Option, Restricted Stock or RSU or any Award Agreement.

3.6     Book Entry. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of electronic or other forms of book-entry including, but not limited to, uncertificated forms maintained electronically.

4.	STOCK SUBJECT TO THE PLAN

4.1     Number of Shares. Subject to adjustment as provided in Section 10 the maximum number of shares of Stock available for issuance under the Plan shall be 544,547 shares. Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company.

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4.2     Share Counting. The Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments in accordance with Section 10 If the Exercise Price of any Option granted under the Plan, or if pursuant to Section 8 the tax withholding obligation of any Participant with respect to an Option, Restricted Stock or RSU, is satisfied by tendering shares of Stock to the Company or by withholding shares of Stock, the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that an Option, Restricted Stock or RSU under the Plan is canceled, expired, forfeited, settled in cash, settled by issuance of fewer shares than the number underlying the Option, Restricted Stock or RSU, or otherwise terminated without delivery of shares to the Participant, the shares of Stock retained or returned to the Company will also be available under the Plan.

5.	ELIGIBILITY AND PARTICIPATION

5.1     Eligibility. Subject to the provisions of this the Plan, the Non-Employee directors on the Effective Date and each Non-Employee director elected thereafter shall be eligible to receive Options to purchase Stock in accordance with Section 6, or, in the alternative, to receive grants of Restricted Stock or RSUs in accordance with Section 7.

5.2     Election. The type of grant to a Non-Employee director (an Option, Restricted Stock, or RSU, or any combination thereof) for any year shall be pursuant to a timely irrevocable election by the Non-Employee director in accordance with procedures established by the Board pursuant to applicable law. In the absence of an election, the grant shall be in the form of an Option.

6.	STOCK OPTIONS

6.1     Grant of Options. Subject to the provisions of this Plan, in the event Options are to be granted pursuant to Section 5.2, effective on the first Grant Date following the Effective Date, Options shall be awarded on the Grant Date with the right to purchase 30,618 shares of Stock; provided, however, that, effective for the Grant Date occurring on August 1, 2020, and each Grant Date thereafter, the Option shares to be granted shall be proportionally increased or decreased for any increase or decrease in the number of shares of Stock outstanding on account of any recapitalization, split, reverse split, combination, exchange, dividend or other distribution payable in shares of Stock, with such amount to be rounded to the nearest whole share.

6.2     Option Agreement. Each Option granted under the Plan shall be evidenced by an Option Agreement that shall specify the Exercise Price, the number of shares of Stock covered by the Option as provided in Section 6.1, the maximum term of the Option, and such other provisions as the Board shall determine, consistent with the terms of this Section 6.2. In the event of any inconsistency between the terms of this Plan and an Option Agreement entered into hereunder, the terms of the Plan, specifically this Section 6.2, shall govern. The Option Agreement shall provide that all Options are fully vested at grant and will become exercisable six (6) months after grant, such exercisability being subject to any equity ownership guidelines or other requirements established by the Board and stated in the Option Agreement.

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(a)     Exercise Price. The Exercise Price for each Option shall equal the Fair Market Value of a share of Stock on the Grant Date and shall be specified in the Option Agreement. The Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the Grant Date; provided, however, that the foregoing minimum Exercise Price shall not apply to Substitute Options. In no case shall the Exercise Price of any Option be less than the par value of a share of Stock.

(b)     Number of Shares. Each Option Agreement shall state that it covers that specified number of shares of Stock set forth in Section 6.1, subject to the adjustments, if any, provided for in Section 10.4

(c)     Term. Each Option shall terminate on its tenth (10th) anniversary and all rights to purchase shares of Stock shall expire on the tenth (10th) anniversary of the Grant Date, unless terminated sooner pursuant to subsection (d) below.

(d)     Commencement of Exercisability and Restrictions on Exercise. Each Option granted shall be exercisable at any time six months after the Option is granted, subject to this subsection (d). Each Option shall terminate if the Participant is removed as a director of the Company during the Option Period for Cause (as interpreted and determined by the Board). The Option shall be void thereafter for all purposes.

(i)     If the Participant dies during the Option Period while serving as a director, then, except as provided under Section 6.5, the Option may be exercised by those empowered to do so under the Participant’s will or by the then applicable laws of descent and distribution at any time during the term of the Option following the Participant’s death but not thereafter.

(ii)     If during the Option Period the Participant’s service as a member of the Board terminates due to the Participant’s Disability, the Option will be fully exercisable on the date of termination of Board service due to Disability and will remain outstanding for the term of the Option.

(iii)     If the Participant voluntarily resigns from the Board during the Option Period, the Option will remain outstanding for the term of the Option.

6.3      Exercise of Option.

(a)     Manner of Exercise. An Option granted hereunder shall be exercised, in whole or in part, by providing written or electronic notice, on a form provided by the Company, to a recipient designated by the Company, specifying the number of shares of Stock to be purchased (which number may be identified at the end of the exercise day) and accompanied by full payment of the Exercise Price for the shares and satisfaction of any tax withholding requirements.

(b)     Payment. A condition to the issuance or other delivery of shares of Stock as to which an Option shall be exercised shall be the payment of the Exercise Price and satisfaction of any tax withholding requirements. The Exercise Price of an Option shall be payable to the Company in full, in any method permitted under the Option Agreement, including: (i) in cash or in cash equivalents acceptable to the Company; (ii) by tendering unrestricted shares of Stock already owned by the Participant (for at least six (6) months or such other period as may be required by the Committee in order to comply with applicable law and to avoid adverse accounting consequences) on the date of surrender to the extent the shares of Stock have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the shares as to which such Option shall be exercised, (iii) any other method approved or accepted by the Committee in its sole discretion, including, but not limited to a cashless (broker-assisted) exercise, if permitted, or (iv) any combination of the foregoing. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

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(c)     Delivery of Shares. Promptly after the exercise of an Option by a Participant and the payment in full of the Exercise Price, such Participant shall be entitled to the issuance of certificates or uncertificated shares evidencing such Participant’s ownership of the shares of Stock purchased upon exercise of the Option. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of certificates through the use of electronic or other forms of book-entry.

6.4     Transferability. Except as provided in Section 6.5, during the lifetime of a Participant, only the Participant (or, in the event of legal incapacity or incompetency, the Participant’s guardian or legal representative) may exercise an Option. Except as provided in Section 6.5, no Option shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution.

6.5     Family Transfers. If authorized in the applicable Option Agreement, a Participant may transfer, not for value, all or part of an Option to any Family Member; provided, however, such a transfer must be accompanied by an executed tax agreement prepared by the Company. For the purpose of this Section 6.5, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless applicable law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. Following a transfer under this Section 6.5, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, except that the Option shall be exercised by such transferee Family Member (or trustee of a Family Member trust, if applicable). Subsequent transfers of transferred Options are prohibited except to the original Participant or Family Members of the original Participant in accordance with this Section 6.5 or by will or the laws of descent and distribution.

6.6     Rights of Holders of Options. Unless otherwise stated in the applicable Option Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Section 10 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

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7.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1      Grant of Restricted Stock and RSUs. Subject to the provisions of the Plan, in the event Restricted Stock or RSUs are to be granted pursuant to Section 5.2, the Restricted Stock or RSUs shall be granted on each Grant Date during the term of the Plan to each Non-Employee director consisting of (with respect to Restricted Stock grants) or reflecting (with respect to RSUs) that number of shares of Stock equal to the compensation expense that would have been recorded by the Company for an Option that would be granted under Section 6.1 divided by the Fair Market Value for one share on the Grant Date.

7.2      Restricted Stock.

(a)     Award Agreement. Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the number of shares of Restricted Stock granted, the Restriction Period and such other terms and conditions as the Board shall determine consistent with the terms of the Plan. In the event of any inconsistency between the provisions of the Plan and the Award Agreement, the provisions of the Plan shall govern.

(b)     Restrictions on Transfer. The restrictions and limitations set forth in Section 6.4 and Section 6.5 shall apply to grants of Restricted Stock.

(c)     Forfeiture; Other Restrictions. The Board shall establish such other conditions and restrictions on any shares of Restricted Stock as it may deem advisable, including time-based restrictions, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which shares of Stock are then listed or traded, or holding requirements or sale restrictions placed on the shares of Stock by the Company upon vesting of such Restricted Stock.

(d)     Cancellation of Restricted Stock. Any canceled grant of Restricted Stock or Restricted Stock that does not vest shall be forfeited and shall be available for future grant under the Plan.

(e)     Shareholder Privileges. Unless otherwise determined by the Board,

(i)     a Non-Employee director holding shares of Restricted Stock shall generally have the rights of a shareholder to vote the shares of Restricted Stock during the Restriction Period; and

(ii)     the holder of Restricted Stock shall be entitled to receive cash dividends paid with respect to the shares of Restricted Stock. The Board may provide that any such dividends paid must be reinvested in additional shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to the Restricted Stock. All distributions, if any, received by a Non-Employee director with respect to Restricted Stock as a result of any Stock split, Stock dividend, combination of shares of Stock, or other similar transaction shall be subject to the restrictions applicable to the original grant.

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7.3       Restricted Stock Units (RSUs).

(a)     Restricted Stock Unit. Each Restricted Stock Unit shall reflect the value of one share of Stock.

(b)     Award Agreement. Each grant of RSUs shall be evidenced by an Award Agreement that shall specify any vesting conditions, the form of payment, the number of Restricted Stock Units granted and such other terms and conditions as the Board shall determine, consistent with the terms of the Plan. In the event of any inconsistency between the provisions of the Plan and an Award Agreement, the provisions of the Plan shall govern.

(c)     Restrictions on Transfer. The restrictions and limitations set forth in Section 6.4, Section 6.5 and Section 6.6 shall apply to grants of RSUs.

(d)     Form and Timing of Payment. Payment of vested Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the RSU Award Agreement, and in the form set forth in the RSU Award Agreement, subject to any deferral permitted under a deferred compensation arrangement available to the Non-Employee directors, or as otherwise provided in the applicable RSU Award Agreement. The Board, in its sole discretion, will determine whether Restricted Stock Units shall be paid in the form of cash, in shares of Stock, or in a combination thereof.

(e)     Cancellation of RSUs. Any unvested or canceled Restricted Stock Units shall be forfeited and shall be available for future grant under the Plan.

(f)     Dividend Equivalent Rights. Restricted Stock Units shall be granted together with a dividend equivalent right with respect to the underlying shares of Stock subject to the Restricted Stock Units and such dividend equivalent right shall be paid at the same time and in the same amount as dividends are paid to the Company’s shareholders. Dividend equivalent rights shall be subject to forfeiture under the same conditions as apply to the underlying Restricted Stock Units.

(g)     No Rights as Shareholder. Non-Employee directors shall have no dividend, voting, or any other rights as a shareholder of the Company with respect to any Restricted Stock Unit. The grant of an award of Restricted Stock Units pursuant to the Plan shall not be deemed the grant of a property interest in any assets of the Company. The rights of the recipient of Restricted Stock Units to benefits under the Plan shall be solely those of a general, unsecured creditor of the Company.

7.4     Termination of Service. Unless otherwise provided by Board, upon the termination for Cause of a Non-Employee director’s service as a member of the Board, or the Non-Employee director’s voluntary resignation from the Board, any grants of Restricted Stock or RSUs held by such Non-Employee director that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, and the Non-Employee director shall have no further rights with respect to such Restricted Stock or RSUs, including but not limited to any right to vote Restricted Stock, any right to receive dividends with respect to Restricted Stock, or any dividend equivalent rights with respect to RSUs.

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7.5     Termination of Service due to Death or Disability. Notwithstanding Section 7.4, if prior to a lapse of the conditions or forfeiture restrictions on Restricted Stock or RSUs a Non-Employee director’s service as a member of the Board terminates due to the Non-Employee director’s death or Disability, any such conditions or forfeiture restrictions shall lapse as to all of the shares of Restricted Stock and RSUs that, at that time (the end of service as a member of the Board for death or Disability), were subject to conditions or forfeiture restrictions.

8.	TAX WITHHOLDING

The Company or any Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Participant any federal, state, or local taxes, domestic or foreign, of any kind required by law with respect to the vesting of or other lapse of restrictions applicable to Options, Restricted Stock or RSUs or upon the issuance of any shares of Stock or payment of any kind upon the exercise of any Options. At the time of such vesting, lapse, payment, or exercise, the Participant shall pay to the Company or Affiliate, as the case may be, any amount that the Company or Affiliate may reasonably determine to be necessary to satisfy such withholding obligation.

Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Participant may elect to have shares of Stock withheld or to deliver shares to satisfy the minimum statutory withholding rates for federal, state and local income taxes that are applicable to supplemental taxable income (“Minimum Statutory Withholding”) obligations. The Participant may elect to satisfy Minimum Statutory Withholding obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Participant or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Participant (for at least six (6) months or such other period as may be required by the Committee in order to comply with applicable law and to avoid adverse accounting consequences). The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value not in excess of such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Committee as of the date that the amount of tax to be withheld is to be determined. A Participant who has made an election pursuant to this Section 8 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

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9.	PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Participant with the Company or any Affiliate, except an agreement, contract, or understanding that expressly or impliedly modifies or excludes application of this Section 9 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Participant (including groups or classes of participants or beneficiaries of which the Participant is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Participant (a “Benefit Arrangement”), if the Participant is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Options, Restricted Stock or RSUs held by that Participant and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Participant under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Participant under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Participant from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Participant without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Participant under any Other Agreement or any Benefit Arrangement would cause the Participant to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Participant as described in clause (ii) of the preceding sentence, then the Committee shall have the right, in its sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements to be reduced or eliminated so as to avoid having the payment or benefit to the Participant under this Plan be deemed to be a Parachute Payment.

10.	EFFECT OF CHANGES IN CAPITALIZATION

10.1     Changes in Stock. The maximum number of shares of Stock for which Options, Restricted Stock or RSUs may be granted under the Plan as set forth in Section 4.1 shall be proportionately increased or decreased for any increase or decrease in the number of shares of Stock on account of any recapitalization, reclassification, split, reverse split, combination, exchange, dividend or other distribution payable in shares of Stock, or for any other increase or decrease in such shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date (any such event hereafter referred to as a “Corporate Event”). In addition, subject to the exception set forth in the second sentence of Section 10.4, the number and kind of shares for which Options, Restricted Stock or RSUs are outstanding shall be proportionately increased or decreased for any increase or decrease in the number of shares of Stock on account of any Corporate Event. Any such adjustment in outstanding Options shall not increase the aggregate Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option, and the adjustment shall comply with the requirements under Section 409A of the Code. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in stock of the Company) without receipt of consideration by the Company, the Company shall proportionately adjust (i) the number and kind of shares subject to outstanding Options, Restricted Stock or RSUs and/or (ii) the Exercise Price per share of outstanding Options to reflect such distribution. Notwithstanding the foregoing, upon the occurrence of any event or transaction contemplated in this Section 10.1, any changes contemplated herein shall be modified to the minimum extent necessary, in the sole discretion of the Committee, to avoid any tax that may otherwise become due under Section 409A of the Code.

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10.2     Change of Control. Subject to the exception set forth in the second sentence of Section 10.4, upon a Change of Control, the Committee, in its sole discretion, may take any of the following actions with respect to Options, Restricted Stock or RSUs as of the date of the Change of Control: (i) provide that any or all such outstanding Options, Restricted Stock or RSUs shall remain fully exercisable, and/or payable or (ii) take such further actions, if any, as it deems necessary or desirable with respect to any Options, Restricted Stock or RSUs, including, without limitation, providing that such Options, Restricted Stock or RSUs are fully exercisable or providing that the holders thereof shall receive a cash payment in exchange for the cancellation of such Options, Restricted Stock or RSUs. The Committee need not take the same action with respect to all outstanding Options, Restricted Stock or RSUs or to all outstanding Options, Restricted Stock or RSUs of the same type.

10.3     Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs. Subject to the exception set forth in the second sentence of Section 10.4, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities and in which no Change of Control occurs, any Option, Restricted Stock or RSU theretofore made pursuant to the Plan shall pertain to and apply solely to the securities to which a holder of the number of securities subject to such Option, Restricted Stock or RSU would have been entitled immediately following such reorganization, merger, or consolidation, and, in the case of Options, with a corresponding proportionate adjustment of the Exercise Price per share so that the aggregate Exercise Price thereafter shall be the same as the aggregate Exercise Price of the shares of Stock remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing any other Option, Restricted Stock or RSU, any restrictions applicable to such Option, Restricted Stock or RSU shall apply as well to any replacement shares of Stock received by the Participant as a result of the reorganization, merger or consolidation. Notwithstanding the foregoing, upon the occurrence of any event or transaction contemplated in this Section 10.3, any changes contemplated herein shall be modified to the minimum extent necessary, in the sole discretion of the Committee, to avoid any tax that may otherwise become due under Section 409A of the Code.

10.4     Adjustment. Adjustments under Section 10 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Board may provide in the Award Agreements at the time of grant of an Option, Restricted Stock or RSU, or any time thereafter with the consent of the Participant, for different provisions to apply to an Option, Restricted Stock or RSU in place of those described in Sections 10.1, 10.2 and 10.3. Notwithstanding the foregoing, any different provisions or changes to provisions contemplated herein shall be modified to the minimum extent necessary, in the sole discretion of the Committee, to avoid any tax that may otherwise become due under Section 409A of the Code.

10.5     No Limitations on the Company. The grant of Options, Restricted Stock or RSUs pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

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11.	REQUIREMENTS OF LAW

11.1     General. The Company shall not be required to issue or sell any shares of Stock under any Option, Restricted Stock or RSU if the issuance or sale of such shares would constitute a violation by the Participant, any other individual exercising an Option, or the Company, of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Option, Restricted Stock or RSU upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares of Stock hereunder, no shares of Stock may be issued or sold to the Participant or any other individual exercising an Option pursuant to such Option unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Option, Restricted Stock or RSU. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Option, Restricted Stock or RSU, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Option, Restricted Stock or RSU, the Company shall not be required to issue or sell such shares of Stock unless the Committee has received evidence satisfactory to it that the Participant or any other individual exercising an Option may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance or sale of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

11.2     Rule 16b-3. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Options, Restricted Stock and RSUs pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

12.	GENERAL PROVISIONS

12.1     Disclaimer of Rights. No provision in the Plan, in any Option, Restricted Stock or RSU or in any Award Agreement shall be construed to confer upon any individual the right to be retained or nominated as a director of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

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12.2     Nontransferability of Options, Restricted Stock or RSUs. Except as provided in Sections 6.4 and 6.5 or otherwise at the time of grant or thereafter, no right or interest of any Participant in an Option, Restricted Stock or RSU granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except pursuant to a domestic relations order in settlement of marital property rights. In the event of a Participant’s death, a Participant’s rights and interests in Options, Restricted Stock or RSUs shall only be transferable by will or the laws of descent and distribution to the extent provided under this Plan, and payment of any amounts due thereunder shall be made to, and exercise of any Option may be made by, the Participant’s legal representatives, heirs or legatees. If in the opinion of the Board a person entitled to payments or to exercise rights with respect to the Plan is unable to care for his or her affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator or other legal personal representative upon furnishing the Board with evidence satisfactory to the Board of such status.

12.3     Changes in Accounting or Tax Rules. Except as provided otherwise at the time an Option, Restricted Stock or RSU is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to any Option, Restricted Stock or RSU shall occur which, in the sole judgment of the Board, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Board shall have the right and power to modify as necessary, any then outstanding and unexercised Options and other outstanding Options, Restricted Stock or RSUs as to which the applicable services or other restrictions have not been satisfied.

12.4     Nonexclusivity of the Plan. The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Committee in its discretion determines desirable.

12.5     Captions. The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

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12.6     Other Award Agreement Provisions. Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board or the Committee, in their sole discretion.

12.7     Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

12.8     Governing Law. The validity and construction of this Plan and the Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the Award Agreements to the substantive laws of any other jurisdiction.

12.9     Section 409A. Notwithstanding anything in this Plan to the contrary, the Plan and Options, Restricted Stock or RSUs made under the Plan are intended to comply with the requirements imposed by Section 409A of the Code. If any Plan provision or Option, Restricted Stock or RSU under the Plan would result in the imposition of an additional tax under Section 409A of the Code, the Company and the Participant intend that the Plan provision or Option, Restricted Stock or RSU will be reformed to avoid imposition, to the extent possible, of the applicable tax and no action taken to comply with Section 409A of the Code shall be deemed to adversely affect the Participant’s rights to an Option, Restricted Stock or RSU. The Participant further agrees that the Committee, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify an Option, Restricted Stock or RSU in any manner and delay the payment of any amounts payable pursuant to an Option, Restricted Stock or RSU to the minimum extent necessary to meet the requirements of Section 409A of the Code as the Committee deems appropriate or desirable. Subject to any other restrictions or limitations contained herein, in the event that a “specified employee” (as defined under Section 409A of the Code) becomes entitled to a payment under the Plan that is subject to Section 409A of the Code on account of a “separation of service” (as defined under Section 409A of the Code), such payment shall not occur until the date that is six months plus one day from the date of such “separation from service.” Any amount that is otherwise payable within the six (6) month period described herein will be aggregated and paid in a lump sum amount without interest.

13.	AMENDMENT, MODIFICATION AND TERMINATION

13.1     Amendment, Modification, and Termination. Subject to Sections 3.2, 12.9 and 13.2, the Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the shareholders of the Company if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

13.2     Options, Restricted Stock or RSUs Previously Granted. Except as otherwise may be required under Section 12.9, notwithstanding Section 13.1 to the contrary, no amendment, modification or termination of the Plan or Award Agreement shall adversely affect in any material way any previously granted Option, Restricted Stock or RSU without the written consent of the Participant holding such Option, Restricted Stock or RSU.

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14.	DURATION

Unless sooner terminated by the Board, this Plan shall terminate automatically ten (10) years from the Effective Date. After the Plan is terminated, no Option, Restricted Stock or RSU may be granted. Options, Restricted Stock or RSUs outstanding at the time the Plan is terminated shall remain outstanding in accordance with the terms and conditions of the Plan and the Award Agreement.

15.	EXECUTION

To record adoption of the Plan by the Board on December 16, 2019 and the Company’s shareholders on [____], 2020, the Company has caused its authorized officer to execute the Plan.

M.D.C. HOLDINGS, INC.

By:
Date:

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MDC · RICHMOND AMERICAN HOMES

Building and Financing the American Dream

M.D.C. HOLDINGS, INC.
4350 S. MONACO ST., SUITE 500
DENVER, CO 80237

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time the day before the cut-off date or the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time the day before the cut-off date or the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following nominees for Class II.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 David D. Mandarich 02 Paris G. Reece III 03 David Siegel

The Board of Directors recommends you vote FOR the following proposals.

	For	Against	Abstain
2. To approve an advisory proposal regarding the compensation of the Company's named executive officers (Say on Pay).	☐	☐	☐
3. To approve amendment and restatement of the M.D.C. Holdings, Inc. 2020 Equity Plan for Non-Employee Directors.	☐	☐	☐
4. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2020 fiscal year.	☐	☐	☐

NOTE: To vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. If signing as attorney, executor, administrator, trustee or guardian, please include your full title and authority. Corporate proxies should provide the full name of the corporation and title of the authorized officer signing the proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000438761_1 R1.0.1.18

M.D.C. HOLDINGS, INC.
ANNUAL MEETING OF SHAREHOLDERS

MONDAY, APRIL 20, 2020
10:00 AM MOUNTAIN TIME

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

M.D.C. HOLDINGS, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
APRIL 20, 2020

The undersigned hereby appoints MICHAEL TOUFF and JOSEPH H. FRETZ, or either one of them, as proxies or proxy for the undersigned, each with full power of substitution and resubstitution, to attend the 2020 Annual Meeting of Shareholders and any adjournments or postponements thereof (the "Meeting") and to vote as designated on the reverse side of this card, all the shares of Common Stock of M.D.C. HOLDINGS, INC. that the undersigned is entitled to vote. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. **In their discretion, the proxy holders are hereby authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof.**

Please specify your choice by clearly marking the appropriate box. Unless otherwise specified, this proxy will be voted "FOR" each of the Director Nominees and "FOR" Proposals 2, 3 and 4.

0000438761_2 R1.0.1.18

Continued and to be signed and dated on the other side